As filed with the Securities and Exchange Commission on November 25, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust

(Exact name of registrant as specified in charter)

200 East Randolph Street

Suite 2900

Chicago, Illinois, 60601

(Address of principal executive offices) (Zip code)

Mareilé B. Cusack, Esq.

200 East Randolph Street

Suite 2900

Chicago, Illinois 60601

(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.

Greenberg Traurig, LLP

77 West Wacker Drive

Suite 3100

Chicago, IL 60601

Registrant’s telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

The patient investor

ANNUAL REPORT: 09/30/16

●  Value       ●  Deep value      ●  Global

●  Ariel Fund

●  Ariel Appreciation Fund

●  Ariel Focus Fund

●  Ariel Discovery Fund

●  Ariel International Fund

●  Ariel Global Fund

Slow and steady wins the race.

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in micro, small and/or mid-cap companies. Investing in micro, small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations. Ariel Focus Fund is a non-diversified fund in that it generally holds only 20-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC.

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

•  arielinvestments.com

•  linkedin.com/company/ariel-investments

•  twitter.com/ArielFunds

•  facebook.com/ArielInvestments

Fund performance at a glance	AS OF 09/30/16

Annualized
	Quarter (%)	1-year (%)	3-year (%)	5-year (%)	10-year (%)	20-year (%)	Since inception (%)
Small/mid cap value strategy							11/06/86
Ariel Fund–Investor Class	+ 9.77	+ 15.55	+ 8.85	+ 18.42	+ 6.96	+ 10.20	+ 11.19
Ariel Fund–Institutional Class	+ 9.82	+ 15.87	+ 9.17	+ 18.76	+ 7.12	+ 10.28	+ 11.24
Russell 2500TM Value Index	+ 6.18	+ 17.68	+ 8.05	+ 16.29	+ 6.92	+ 10.30	+ 11.20
Russell 2500TM Index	+ 6.56	+ 14.44	+ 7.77	+ 16.30	+ 7.95	+ 9.43	+ 10.63
S&P 500® Index	+ 3.85	+ 15.43	+ 11.16	+ 16.37	+ 7.24	+ 7.91	+ 10.05
Mid cap value strategy							12/01/89
Ariel Appreciation Fund–Investor Class	+ 7.00	+ 13.66	+ 7.02	+ 16.72	+ 8.04	+ 10.53	+ 10.69
Ariel Appreciation Fund–Institutional Class	+ 7.05	+ 14.01	+ 7.38	+ 17.06	+ 8.20	+ 10.61	+ 10.75
Russell Midcap® Value Index	+ 4.45	+ 17.26	+ 10.49	+ 17.38	+ 7.89	+ 10.74	+ 11.49
Russell Midcap® Index	+ 4.52	+ 14.25	+ 9.70	+ 16.67	+ 8.32	+ 10.12	+ 11.19
S&P 500® Index	+ 3.85	+ 15.43	+ 11.16	+ 16.37	+ 7.24	+ 7.91	+ 9.34
All cap value strategy							06/30/05
Ariel Focus Fund–Investor Class	+ 6.77	+ 14.59	+ 4.39	+ 11.59	+ 4.62	–	+ 4.85
Ariel Focus Fund–Institutional Class	+ 6.88	+ 14.83	+ 4.65	+ 11.86	+ 4.75	–	+ 4.96
Russell 1000® Value Index	+ 3.48	+ 16.19	+ 9.70	+ 16.15	+ 5.85	–	+ 6.83
S&P 500® Index	+ 3.85	+ 15.43	+ 11.16	+ 16.37	+ 7.24	–	+ 7.72
Small cap deep value strategy							01/31/11
Ariel Discovery Fund–Investor Class	+ 9.62	+ 7.90	– 5.77	+ 6.24	–	–	+ 0.75
Ariel Discovery Fund–Institutional Class	+ 9.85	+ 8.27	– 5.51	+ 6.53	–	–	+ 1.00
Russell 2000® Value Index	+ 8.87	+ 18.81	+ 6.77	+ 15.45	–	–	+ 9.48
Russell 2000® Index	+ 9.05	+ 15.47	+ 6.71	+ 15.82	–	–	+ 10.21
S&P 500® Index	+ 3.85	+ 15.43	+ 11.16	+ 16.37	–	–	+ 12.04
International all cap strategy							12/30/11
Ariel International Fund–Investor Class	+ 5.34	+ 8.76	+ 3.97	–	–	–	+ 7.44
Ariel International Fund–Institutional Class	+ 5.43	+ 8.98	+ 4.24	–	–	–	+ 7.70
MSCI EAFE Index (net)	+ 6.43	+ 6.52	+ 0.48	–	–	–	+ 7.04
MSCI ACWI ex-US Index (net)	+ 6.91	+ 9.26	+ 0.18	–	–	–	+ 5.55
Global all cap strategy							12/30/11
Ariel Global Fund–Investor Class	+ 4.44	+ 12.26	+ 5.57	–	–	–	+ 9.20
Ariel Global Fund–Institutional Class	+ 4.56	+ 12.56	+ 5.87	–	–	–	+ 9.49
MSCI ACWI Index (net)	+ 5.30	+ 11.96	+ 5.17	–	–	–	+ 9.60

The inception date for the Institutional Class shares of all Funds is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found on page 75. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

TURTLE TALK
Ariel Fund—Celebrating 30 years of patient investing
November 2016 marks the 30th anniversary of Ariel Fund, our small/mid cap flagship fund. John W. Rogers, Jr., our Founder, Chairman and Chief Investment Officer has managed this fund since its inception. John’s steadfast adherence to value investing has enabled him to earn strong long-term returns for his shareholders.

30 years and counting…

On November 9, we brought four managers from the “Class of 1986” together for the first time to hear their insights on successfully navigating bull and bear markets, recessions, bubbles and presidential elections. This “Class of 1986” included John W. Rogers, Jr. of Ariel Fund; Mario J. Gabelli of Gabelli Asset Fund; Robert S. Bacarella of Monetta Fund; and John A. Carey of Pioneer Fund. We salute these managers for their unwavering commitment to shareholders.

We invite you to view the video from this event on our website: arielinvestments.com/1986.

2	ARIELINVESTMENTS.COM

WIN, LOSE OR DRAW?

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

On the heels of a tough second quarter, we were pleased to see the smaller companies comprising Ariel Fund surge +9.77% for the third quarter ending September 30, 2016. By comparison, the Russell 2500 Value Index gained +6.18% and the style-similar Russell 2000 Value Index rose +8.87%. During the quarter we changed our secondary index to the Russell 2500 Index, which gained +6.56%. Meanwhile, the broad market as measured by the S&P 500 Index returned +3.85%. During the period, a strong rebound in our oversold producer durables names, combined with our avoidance of utilities, significantly offset what we consider marginal weakness in other sectors. In addition to our producer durables holdings’ gains, our financial services stocks were strong. Ariel Appreciation Fund was also buoyed by producer durables stocks and insulated from utilities—and had no significant detractors. It jumped +7.00% versus +4.45% for the Russell Midcap Value Index and +4.52% for the Russell Midcap Index.

Given these third quarter gains, the year-to-date gaps between our returns and those of our benchmarks have narrowed—differences largely driven by our second-quarter shortfalls. As such, through September 30, Ariel Fund gained +7.26% versus +14.51% for the Russell 2500 Value Index and +15.49% for the Russell 2000 Value Index. Our new secondary index, the Russell 2500 Index, gained +10.80%. In this case, the vast majority of the shortfall is more contained in oversold consumer discretionary and financial services names. Like our small/mid cap fund, Ariel Appreciation Fund suffered from across the board weakness rather than concentrated difficulties. To that end, Ariel Appreciation Fund is up +8.48% through September versus +13.72% for the Russell Midcap Value Index and +10.26% for the Russell Midcap Index.

Despite positive returns (some in double-digits), it has been a challenging year relative to indexes. In our view, near-term anxieties have overwhelmed what we consider solid fundamentals. More specifically, Wall Street’s nervous anticipation regarding everything from Brexit, to the inevitability of rising interest rates, to the tight U.S. election, appears to be moving the market in alternating bouts of panic and relief. As patient investors, it is in precisely these

800.292.7435	3

situations when there is value to be had. As such, we work to calmly tune out the noise of 24-hour news cycles as we seek to make thoughtful decisions that will drive our returns for years to come.

MASSIVE PASSIVE

Much like the now-infamous “The Death of Equities” BusinessWeek1 cover story preceding the spectacular bull market that began in 1982, and has often been cited as one of the starkest contrary indicators of its day—we recently ran across a headline that got our attention. Specifically, on October 18, The Wall Street Journal ran a long-form front page story entitled, “The Dying Business of Picking Stocks,” which considers the end of active investing by detailing what it calls “…one of the largest migrations of money in history.”2 The entire piece is perhaps best summed up by the closing quotation from an industry executive who proclaimed, “The case for passive [investing] is being made so well and so clearly, it has become common wisdom.”3 As natural contrarians, our views are often rooted in a long-held belief that conventional wisdom is rarely wise. As such, given the recent group hug for passive investing, we now feel it is time to make our own research-based case for the active managers, like ourselves, who endeavor to beat our unmanaged benchmarks over time.

“We will be the first to admit the trends are clear, indexing is en vogue.”

We will be the first to admit the trends are clear, indexing is en vogue. As The Wall Street Journal noted, “By almost any measure—performance, inflows and certainly bang for the buck—passive funds for years have trounced active managers.”4 We will parse performance and pricing shortly, but first a look at flows. Undoubtedly, the largest passive managers and funds are swelling to never-before-seen levels. For example, indexing giant, BlackRock, just crossed the $5 trillion mark—having averaged a stunning $400 billion a year in asset growth for a decade. The Vanguard Group, which many consider ground zero of passive investing, has set the record for mutual fund inflows every year since 2010 and currently manages 6 of the 10 largest mutual funds in the U.S.—with its largest clocking in at $404 billion in assets. By comparison, the largest actively managed stock fund holds the number 5 spot with $147 billion in assets. These passive flows do not represent just individual investors voting with their feet. In varying degrees, there has also been a striking rotation of defined contribution, pension and endowment assets away from active managers as well.

“While certainly not easy, a highly skilled manager who consistently administers a disciplined investment process can beat the market over time—and perfection is not needed to win.”

WIN, LOSE OR DRAW?

Standard & Poor’s Indices Versus Active (SPIVA®) tracks the active versus passive performance race. Their most recent June 2016 mid-year scorecard details “unfavorable” one-, five- and ten-year performance shortfalls for active managers. For example, it notes: “over the 10-year investment horizon, 85.36% of large-cap managers, 91.27% of mid-cap managers, and 90.75% of small-cap managers failed to outperform [the S&P 500, the S&P MidCap 400 and the S&P SmallCap 600] on a relative basis.”5

By virtue of passive management’s winning streak over what we consider to be shorter-term periods, we would posit that SPIVA’s work helps foster recency bias or the belief that whatever has occurred lately will continue. Even a beginner’s college statistics course teaches the longer the track record (i.e. the more data points), the more statistically significant the result. As such, by limiting the studies to 10-year comparisons, the reader fails to learn that over longer time periods, the data is much less decisive. More specifically, in a September 2015 Investopedia paper entitled “A Statistical Look at Passive vs. Active Management,” the author notes, “In the 25 years between 1990 and 2014, more than 50% of active large-cap

4	ARIELINVESTMENTS.COM

managers bested the returns of passive large-cap managers in 1991, 1992, 1994, 2000, 2001, 2002, 2004, 2005, 2007, 2008, 2009, 2010 and 2013. Over the same period, more than 50% of passive large-cap managers performed better in 1990, 1993, 1995, 1996, 1997, 1998, 1999, 2006, 2011, 2012 and 2014. (2003 was about even.)”6

Similarly, in March 2016, asset manager Hartford Funds wrote its own white paper on “The Cyclical Nature of Active & Passive Investing.” It, too, examined longer periods of time—31 years ending 2015 to be exact. And, in so doing, it also called a draw since “active [large cap blend] outperformed 16 times, while passive [Morningstar S&P 500 Tracking category] outperformed 15 times.”7 The paper goes on to note that “while overall there is no clear winner over the past 30 years…just when it seems that active or passive has permanently pulled ahead, markets change, performance trends reverse, and the futility inherent in declaring a ‘winner’ in active vs. passive is revealed anew.”8

“Market equilibrium is actually upheld by the co-existence of active and passive management.”

It is worth noting that beyond time periods, methodologies can also affect outcomes. More specifically, SPIVA works to avoid double counting multiple mutual fund share classes by choosing the fund class which has the most assets as opposed to the highest return. Interestingly, in an effort to eliminate survivorship bias, SPIVA also includes all funds that ever existed in a universe—even if the fund has closed or been merged away. As such, an actively managed fund that was merged out of existence 5 years ago is considered to have underperformed the benchmark and therefore works against active managers now and forever.

MAKING THE CASE

Oftentimes the leading argument for passive investing revolves around fees. As the aforementioned Investopedia report notes, “There have been dramatic [performance] swings in both directions…There is only one statistical constant in this battle: Passive funds tend to charge much less in overhead costs.” Fees count. And the data clearly shows, be it active or passive management, lower cost funds tend to outperform their higher cost peers. Of note is the fact that oftentimes when active returns are compared to passive ones, indices are used instead of the products meant to emulate them. This creates an apples to oranges comparison; since the passive funds have fees—and even if now de minimis because of their large size—they do detract from returns over time.

That said, fees alone are not the be-all and end-all determinant of investing success. Many trumpet index funds charging as little as 1 to 3 basis point a year—or the equivalent of $1 to $3 for every $10,000 invested in a passive option—compared to 1% or $100 paid to an active manager. The flaw in this calculus is that mutual fund “net of fee” returns are reflected in the scorecards detailed above. All of which means that, while fees weigh on the ultimate outcome, they do not preclude success. That said, the fee differential demands that if an investor is willing to pay for active management, the manager must be truly active. Active share measures this. As The Wall Street Journal states, “The greater the proportion of the fund’s [or portfolio’s] assets that deviate from those of the index, the higher its ‘active share.’”9 Here it is worth noting that our small, small-mid and mid cap active shares tend to hover between 95 and 99 percent. At present, our flagship Ariel Fund’s active share is 97.76%—meaning that just 2.24% of the Fund’s assets precisely mirror the benchmark.

Those who promote passive management tout the fact that it is not possible to (materially) underperform since your portfolio tightly tracks market returns. The less trumpeted claim is that it is not possible to outperform either. Here we will be the first to admit that, while certainly not easy, a highly skilled manager who consistently administers a disciplined investment process can beat the market over time—and perfection is not needed to win. As Barron’s recently noted, “even the most skillful managers will sometimes underperform. Just as a batter who hits safely three times out of every 10 at bats makes for a star in baseball, beating the market, in say, six years out of 10 makes for great active management. But even then, the best managers will underperform 40% of the time.”10

800.292.7435	5

The one last paradox worth mentioning is the fact that market equilibrium is actually upheld by the co-existence of active and passive management. In fact, it is fair to say one is necessary for the success of the other. As Barron’s noted, “if all investors were passive and no managers were researching company fundamentals, mispricings would abound. In this climate, astute managers would realize they could earn better returns than the market by researching the inefficiencies and pursuing active strategies to capitalize on them…[Conversely,] when the research efforts of too many active managers make the market too efficient to beat, astute investors would move to passive at the margin.”11 As such, for these reasons and those already mentioned, one can reasonably conclude, no one way is best.

PORTFOLIO COMINGS AND GOINGS

We did not add or eliminate any holdings from Ariel Fund in the third quarter. We added BOK Financial Corp. (BOKF) to Ariel Appreciation Fund. BOK Financial (highlighted on page 29) is a leading bank holding company differentiated by its middle-south geography, skilled underwriting capabilities and experienced management. Recent macroeconomic headwinds in the energy industry caused by depressed oil and natural gas prices have provided a buying opportunity. By contrast, we eliminated both St. Jude Medical, Inc. (STJ), on the news of its acquisition by Abbott Laboratories (ABT), and PrivateBancorp, Inc. (PVTB), since it is being bought by Canadian Imperial Bank of Commerce or CIBC (CM).

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

2016 DISTRIBUTIONS

Capital Gains

Ariel Investments expects to pay capital gains distributions on Thursday, November 17, 2016 to shareholders of record as of Wednesday, November 16, 2016. Estimates of these distributions are as of September 30, 2016, and are shown in the table below:

Capital gains estimates*

	Short-term gain/share	Long-term gain/share	Total gain/share
Ariel Fund	$0.00	$4.05	$4.05
Ariel Appreciation Fund	$0.37	$2.66	$3.03

*  Estimates apply to both investor and institutional share classes.

Income Distributions

Ariel Investments expects to pay income distributions on Thursday, December 29, 2016, to shareholders of record as of Wednesday, December 28, 2016. Income distribution estimates will be available on arielinvestments.com the first week of December.

[1]	Barry Ritholtz, “The Death of Equities,” BusinessWeek, August 13, 1979, 1.
[2]	Anne Tergesen and Jason Zweig, “The Dying Business of Picking Stocks,”The Wall Street Journal, October 18, 2016, A8.
[3]	Tergesen and Zweig, “The Dying Business of Picking Stocks,” A8.
[4]	Spencer Jakab, “Are Fund Managers Doomed? Making the Case for Passive Investing’s Triumph,”The Wall Street Journal, October 19, 2016, C1.
[5]	Aye M. Soe, CFA and Ryan Poirier, SPIVA U.S. Scorecard, June 2016.
[6]	Sean Ross, “A Statistical Look at Passive Vs. Active Management,” http://www.investopedia.com, (September 10, 2015).
[7]	Hartford Funds. The Cyclical Nature of Active & Passive Investing. Fourth Quarter White Paper, March 2016.
[8]	Hartford Funds. The Cyclical Nature of Active & Passive Investing.
[9]	Jason Zweig, “Is Your Mutual Fund Hiding in the Closet?”The Wall Street Journal, October 29-30, 2016, B7.
[10]	William W. Priest, Steven D. Bleiberg, Michael A. Welhoelter with John Keefe, “A Manifesto for Stockpickers,”Barron’s, August 22, 2016, 22.
[11]	William W. Priest, Steven D. Bleiberg, Michael A. Welhoelter with John Keefe, “A Manifesto for Stockpickers,” 22.

6	ARIELINVESTMENTS.COM

Ariel Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund may be obtained by visiting our website, arielinvestments.com.

MARKET CONDITIONS: A YEAR IN REVIEW

On an absolute basis, equity returns have been strong at home and decent abroad over the last twelve months. Specifically, for the 12-months ended September 30, 2016, the U.S. large-cap S&P 500 Index gained +15.43% while the U.S. small-cap Russell 2000 Index gained a remarkably similar +15.47%. Meanwhile, the international developed market MSCI EAFE Index advanced +6.52%. For U.S. stocks, three of the four quarters in the last year have been solid—only the first three months of 2016 were soft.

Last year at this time, we were reporting low domestic and negative international returns. During that 12-month period, the slowing Chinese economy, fretting over interest rates and falling commodity prices were the cause. The rationale for the succinct replay is: the substantial rebound is not because those suppositions were wrong so much as that now they are accepted as reality. Low Chinese growth, the interest rate guessing game and low commodity prices are now old news. The new news is the world is able to shrug off Brexit, developed market growth seems satisfactory, and there is newfound optimism for the American economy: inflation is low, employment is high and profits keep coming.

So we too are optimistic, largely because most of our portfolio companies have been doing well. Management teams are making rational decisions, revenues and profits look good, and the holdings in need of changes are making them. Plus we think fundamentals, broadly, are sound. True, concerns about valuation are growing, and we agree some areas of the market have questionable valuations. So we have steered clear of those areas as well as specific stocks priced for perfection. In short, we believe our own portfolios are in good shape.

INSIDE OUR RESULTS

Ariel Fund’s +15.55% jump lagged the primary benchmark the Russell 2500 Value Index’s +17.68% return as well as the Russell 2000 Value Index’s +18.81% gain over the trailing one-year period. During the quarter we changed our secondary index to the Russell 2500 Index, which gained +14.44% over the past 12 months. Over the course of the year, our best area relative to the primary benchmark was materials & processing stocks, while financial services stocks proved the most significant detractors.

On a stock-by-stock basis, the top-performing holdings for the 12-month period were U.S. Silica Holdings, Inc. (SLCA) and Brady Corp. (BRC). In the second quarter, high-quality industrial sand producer U.S. Silica surged as oil prices recovered from about $35 to $52 before settling back. This move gave investors confidence that oil and gas producers would remain significant customers. Identification solutions specialist Brady Corp. had its best period in the first quarter of 2016 when it jumped after a very strong earnings report. The company posted earnings per share of $0.30, well above the $0.23 consensus. Revenues were up slightly before currency effects, with operating margins improving a great deal. Moreover, management increased earnings guidance by roughly 10%.

The bottom-performing stocks for the trailing year were JLL (JLL) and Bristow Group Inc. (BRS). In the first quarter of 2016, real estate expert JLL drifted -26.61% after a soft earnings report. The company reported adjusted earnings per share of $4.53, below the consensus estimate of $4.78. Currency had the biggest negative impact; revenues were soft but were up year-over-year. In the first half of 2016 helicopter services company Bristow Group Inc. fell significantly due to a combination of negative news: a helicopter crash, a dividend cut and uncertainty in its business. Helicopter crashes are quite rare and very unfortunate, but they do occur. The market saw the dividend cut as cause for worry, but we thought it represented prudent balance sheet management. Finally, in the second quarter the company’s earnings were well below estimates and management declined to give guidance for its oil and gas segment—worrying analysts.

800.292.7435	7

Ariel Appreciation Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

MARKET CONDITIONS: A YEAR IN REVIEW

On an absolute basis, equity returns have been strong at home and decent abroad over the last twelve months. Specifically, for the 12-months ended September 30, 2016, the U.S. large-cap S&P 500 Index gained +15.43% while the U.S. small-cap Russell 2000 Index gained a remarkably similar +15.47%. Meanwhile, the international developed market MSCI EAFE Index advanced +6.52%. For U.S. stocks, three of the four quarters in the last year have been solid—only the first three months of 2016 were soft.

Last year at this time, we were reporting low domestic and negative international returns. During that 12-month period, the slowing Chinese economy, fretting over interest rates and falling commodity prices were the cause. The rationale for the succinct replay is: the substantial rebound is not because those suppositions were wrong so much as that now they are accepted as reality. Low Chinese growth, the interest rate guessing game and low commodity prices are now old news. The new news is the world is able to shrug off Brexit, developed market growth seems satisfactory, and there is newfound optimism for the American economy: inflation is low, employment is high and profits keep coming.

So we too are optimistic, largely because most of our portfolio companies have been doing well. Management teams are making rational decisions, revenues and profits look good, and the holdings in need of changes are making them. Plus we think fundamentals, broadly, are sound. True, concerns about valuation are growing, and we agree some areas of the market have questionable valuations. So we have steered clear of those areas as well as specific stocks priced for perfection. In short, we believe our own portfolios are in good shape.

INSIDE OUR RESULTS

Ariel Appreciation Fund’s +13.66% surge lagged the primary benchmark the Russell Midcap Value Index’s +17.26% return as well as the Russell Midcap Index’s +14.25% gain over the trailing one-year period. Over the course of the year, our best area relative to the primary benchmark was health care stocks, while financial services stocks proved the most significant detractors.

On a stock-by-stock basis, the top-performing holdings for the 12-month period were Zimmer Biomet Holdings, Inc. (ZBH) and Illinois Tool Works Inc. (ITW). Toolmaker Illinois Tool Works put together two very strong back-to-back quarterly earnings reports in 2016. In its first quarter it beat earnings expectations, had solid revenues and raised full-year guidance. In its second quarter, it demonstrated strength across almost all segments (besides welding). The company also bought back a significant amount of its own stock. Medical devices expert Zimmer Biomet Holdings had a strong twelve months anchored by its quarterly report in April. The consensus estimate was for $1.93 earnings per share, but the company delivered $2.00. The report showcased many of the company’s strengths: gross margin was more than 75%, operating margin was more than 33%, and the company managed to pay down $400 million in debt and repurchase more than $400 million worth of stock in just three months.

The bottom-performing stocks for the trailing year were JLL (JLL) and Bristow Group Inc. (BRS). In the first quarter of 2016, real estate expert JLL drifted -26.61% after a soft earnings report. The company reported adjusted earnings per share of $4.53, below the consensus estimate of $4.78. Currency had the biggest negative impact; revenues were soft but were up year-over-year. In the first half of 2016 helicopter services company Bristow Group Inc. fell -55.53% due to a combination of negative news: a helicopter crash, a dividend cut and uncertainty in its business. Helicopter crashes are quite rare and very unfortunate, but they do occur. The market saw the dividend cut as cause for worry, but we thought it represented prudent balance sheet management. Finally, in the second quarter the company’s earnings were well below estimates and management declined to give guidance for its oil and gas segment—worrying analysts.

8	ARIELINVESTMENTS.COM

Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)

	Ariel Fund†	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index
Financial services	30.41	40.29	27.26	18.02
Consumer discretionary	28.81	9.89	14.22	13.90
Producer durables	19.68	12.31	14.16	10.14
Health care	8.98	4.76	11.81	14.55
Materials & processing	4.81	6.39	7.66	3.15
Technology	2.98	8.20	12.13	18.18
Consumer staples	2.31	2.21	3.20	8.84
Energy	0.99	8.02	4.70	7.29
Utilities	0.00	7.93	4.85	5.93
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) AS OF 09/30/16

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception
Ariel Fund–Investor Class	+ 9.77	+ 15.55	+ 8.85	+ 18.42	+ 6.96	+ 10.20	+ 11.19
Ariel Fund–Institutional Class+	+ 9.82	+ 15.87	+ 9.17	+ 18.76	+ 7.12	+ 10.28	+ 11.24
Russell 2500TM Value Index	+ 6.18	+ 17.68	+ 8.05	+ 16.29	+ 6.92	+ 10.30	+ 11.20
Russell 2500TM Index*	+ 6.56	+ 14.44	+ 7.77	+ 16.30	+ 7.95	+ 9.43	+ 10.63
Russell 2000® Value Index	+ 8.87	+ 18.81	+ 6.77	+ 15.45	+ 5.78	+ 9.51	+ 10.47
S&P 500® Index	+ 3.85	+ 15.43	+ 11.16	+ 16.37	+ 7.24	+ 7.91	+ 10.05

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16)1

Investor Class	1.02%
Institutional Class	0.72%

Top ten equity holdings (% of net assets)

1.	Lazard Ltd.	4.5
2.	KKR & Co. L.P.	4.5
3.	Zebra Technologies Corp.	4.2
4.	Kennametal Inc.	4.1
5.	JLL	3.7
6.	Brady Corp.	3.5
7.	TEGNA, Inc.	3.4
8.	Bio-Rad Laboratories, Inc.	3.3
9.	Dun & Bradstreet Corp.	3.3
10.	CBRE Group, Inc.	3.3

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
*	One of the Fund’s benchmarks has changed from the Russell 2000 Value Index to the Russell 2500 Index as the Adviser believes this new index is more indicative of the market capitalization of the Fund.
[1]	As of September 30, 2015, Ariel Fund had an annual expense ratio of 1.02% and 0.72%, respectively, for the Investor Class and Institutional Class. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.
See index descriptions on page 75.

800.292.7435	9

Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio	Co-portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index
Financial services	34.09	33.27	24.97	18.02
Consumer discretionary	25.76	9.99	16.96	13.90
Producer durables	17.07	10.71	11.48	10.14
Health care	14.15	4.74	9.52	14.55
Consumer staples	3.40	3.26	5.12	8.84
Technology	2.56	7.75	11.60	18.18
Energy	2.24	10.48	6.35	7.29
Materials & processing	0.00	6.91	6.87	3.15
Utilities	0.00	12.90	7.14	5.93
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) AS OF 09/30/16

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception
Ariel Appreciation Fund–Investor Class	+ 7.00	+ 13.66	+ 7.02	+ 16.72	+ 8.04	+ 10.53	+ 10.69
Ariel Appreciation Fund–Institutional Class+	+ 7.05	+ 14.01	+ 7.38	+ 17.06	+ 8.20	+ 10.61	+ 10.75
Russell Midcap® Value Index	+ 4.45	+ 17.26	+ 10.49	+ 17.38	+ 7.89	+ 10.74	+ 11.49
Russell Midcap® Index	+ 4.52	+ 14.25	+ 9.70	+ 16.67	+ 8.32	+ 10.12	+ 11.19
S&P 500® Index	+ 3.85	+ 15.43	+ 11.16	+ 16.37	+ 7.24	+ 7.91	+ 9.34

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16) [1]
Investor Class	1.12%
Institutional Class	0.82%

Top ten equity holdings (% of net assets)

1.	Kennametal Inc.	4.6
2.	Zimmer Biomet Holdings, Inc.	4.6
3.	Stanley Black & Decker, Inc.	4.5
4.	Laboratory Corp. of America Holdings	4.5
5.	AFLAC Inc.	4.5
6.	Northern Trust Corp.	4.4
7.	Omnicom Group Inc.	4.0
8.	First American Financial Corp.	4.0
9.	Illinois Tool Works Inc.	3.7
10.	Interpublic Group of Cos., Inc.	3.6

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
[1]	As of September 30, 2015, Ariel Appreciation Fund had an annual expense ratio of 1.12% and 0.79%, respectively, for the Investor Class and Institutional Class.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.
See index descriptions on page 75.

10	ARIELINVESTMENTS.COM

ARE INVESTORS OVERPAYING FOR SAFETY?

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Ariel Focus Fund outperformed its benchmark and the broad market in the third quarter and year-to-date. The Fund returned +6.77% in the third quarter of 2016, and is up +12.45% year-to-date. These gains compare to a +3.48% gain in the quarter for the Russell 1000 Value Index and +3.85% for the S&P 500 Index. The Russell 1000 Value Index has returned +10.00% year-to-date while the S&P 500 Index is up +7.84%. For the third quarter, some top performers were companies considered sensitive to the overall economy such as Morgan Stanley (MS), Kennametal Inc. (KMT) and BorgWarner Inc. (BWA). Meanwhile more “defensive” stocks such as Lockheed Martin Corp. (LMT) and Johnson & Johnson (JNJ) declined modestly. Despite the relative recent outperformance of many cyclical stocks, our analysis suggests investors remain overly pessimistic and are still overpaying for safety as well as for current dividend yield.

Each day at Ariel, portfolio managers receive a report entitled the Buy/Sell Chart, which ranks our stocks according to their discount to our calculation of Private Market Value (what we believe the company would be worth to a well-informed private investor). The Ariel Focus Fund Buy/Sell Chart has shown a distinct pattern this past year. The top of the page, where the cheapest stocks reside, is populated by cyclical, economically sensitive companies as well as those considered to have more short-term volatility such as KKR & Co. L.P. (KKR), Zebra Technologies Corp. (ZBRA), BorgWarner, and Kennametal. For much of 2015 and in the first half of this year, these companies had remained stubbornly cheap as their stocks underperformed the market. Investors rushed to “safe” areas, such as consumer staples, utilities and “bond substitute stocks” like REITS.

In the third quarter, however, we witnessed a reversal as our cheapest stocks began to outperform with KKR, Zebra, BorgWarner, and Kennametal up +16.86%, +38.94%, +19.62%, and +32.19% respectively. Conversely, one of our least volatile holdings, defense contractor Lockheed Martin, declined -2.74% in the quarter.

While some may wonder why we do not invest exclusively in our cheapest names, a portfolio of our cheapest stocks would be dominated by industrial and financial services companies. Moreover, it would exhibit excessive risk and volatility, in our opinion. The art of equity management consists of assembling a portfolio of stocks that, taken as a

800.292.7435	11

whole, balances risk and expected return. Since today’s opportunities are clustered in more economically sensitive names, we include companies like Johnson & Johnson and Lockheed Martin to reduce overall portfolio volatility.

Additionally, at Ariel we believe total returns are enhanced by reducing turnover and increasing average holding periods. We seek high-quality companies trading at a discount to their intrinsic value due to some short-term factor. Typically, this discount takes a time to close. For example, when we first purchased Microsoft Corp. (MSFT) in 2010 at $23, it traded well below our calculation of intrinsic value—largely due to concerns over PC sales. It gradually became one of our largest positions. Six years later it trades at $57, very close to our calculation of private market value. As it approached fair value, we reduced our position. In short, when our investment process works according to plan, a new position will appear at the top of our Buy/Sell chart trading at a large discount. Over time, when the short term issues dissipate, this new, cheap stock will begin to approach fair value and ultimately be sold.

“Despite the relative recent outperformance of many cyclical stocks, our analysis suggests investors remain overly pessimistic and are still overpaying for safety as well as current dividend yield.”

We want to take a moment to provide an update on a topic from a number of previous letters. A core principal of value investing, as first taught by Ben Graham, is: stock trading below its liquidation value offers an investor a “margin of safety.”1 We believe tangible book value represents a good approximation of such liquidation value for an investment bank. The chart on this page shows that when Morgan Stanley has traded below tangible book value, it has tended to represent an attractive opportunity. Both Morgan Stanley and Goldman Sachs were strong performers in the third quarter, increasing +24.25% and +8.96% respectively. Both now trade at or above tangible book value as we go to print.

MORGAN STANLEY STOCK PRICE RELATIVE TO TANGIBLE BOOK VALUE PER SHARE

Past performance does not guarantee future results.

In addition to the underperformance of some of our low volatility stocks (such as Johnson & Johnson and Lockheed), our materials companies also underperformed in the quarter. Mosaic Co. (MOS), which manufactures agricultural fertilizers, and Barrick Gold Corp. (ABX), which produces metals such as gold and copper, declined -5.67% and -16.91%. Interest rates increased in the quarter but without much evidence of increased inflation. We think this combination tends to be difficult for stocks of commodity producers. We have recently added to both holdings.

Lastly, one stock that continues to trade at a deep discount to our estimate of its intrinsic value is KKR. This stock continues to puzzle us here at Ariel Investments. As I write, KKR is one of the largest holdings of Ariel Fund and was one of the four largest holdings of Ariel Focus Fund at quarter-end. Put simply, we find it hard to understand why this stock trades so cheaply. We calculate KKR’s worth to be about $26 per share, yet it traded at approximately $14 at quarter end. We calculate KKR’s intrinsic value as follows: approximately $11 for its partners’ capital, $3 for its annual management fees, and $12 for the present value of its future carried interest. The math suggests we are getting KKR’s carried interest for free. What is

12	ARIELINVESTMENTS.COM

particularly puzzling is that KKR’s stock has performed poorly since the end of 2013, a period when stocks and bonds have generally moved higher. Given KKR’s ownership of a diversified portfolio of leveraged financial securities, we would have thought this a good environment for the stock. We should note that KKR is not alone in suffering weak stock performance: many of the alternative asset managers (such as Blackstone Group L.P. (BX), the Carlyle Group (CG) and Apollo Global Management, LLC (APO)) have underperformed for the last several years, largely due to concerns regarding lower returns for alternative assets in the future. Fair enough: KKR’s funds may not be able to earn returns of more than +20% as they did in times past. In our opinion, however, even if its funds’ returns are cut in half to the high single digits, the company would still generate more than enough carried interest to make the stock attractive at current levels. In a stock market that is generally fairly valued, KKR represents a “fat pitch” in our opinion.

PORTFOLIO COMINGS AND GOINGS

In the third quarter, we added luxury jeweler and specialty retailer Tiffany & Co. (TIF) to Ariel Focus Fund. Tiffany exhibits several attributes we look for in an outstanding retail business: strong brand, exclusive and/or differentiated merchandise, attractive profitability, clearly defined positioning in consumers’ minds, clean balance sheet, conservative management, growth prospects, pricing power, and a demonstrated track record of prudent capital allocation. Short-term concerns regarding luxury consumption in foreign markets have provided us with an opportunity to reinitiate a position in the stock. We eliminated our position in Pier 1 Imports, Inc. (PIR) during the quarter in order to pursue more compelling opportunities.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy

Portfolio manager

2016 DISTRIBUTIONS
Capital Gains

Ariel Investments expects to pay capital gains distributions on Thursday, November 17, 2016 to shareholders of record as of Wednesday, November 16, 2016. Estimates of these distributions are as of September 30, 2016, and are shown in the table below:

Capital gains estimates*
	Short-term gain/share	Long-term gain/share	Total gain/share
Ariel Focus Fund	$0.00	$0.00	$0.00

* Estimates apply to both investor and institutional share classes.
Income Distributions

Ariel Investments expects to pay income distributions on Thursday, December 29, 2016, to shareholders of record as of Wednesday, December 28, 2016. Income distribution estimates will be available on arielinvestments.com the first week of December.

Bonds are fixed income securities in that at the time of the purchase of a bond, the amount of income and the timing of the payments are known. Risks of bonds include credit risk and interest rate risk, both of which may affect a bond’s investment value by resulting in lower bond prices or an eventual decrease in income. Treasury bonds are issued by the government of the United States. Payment of principal and interest is guaranteed by the full faith and credit of the U.S. government, and interest earned is exempt from state and local taxes. A REIT (real estate investment trust) is a security that invests in real estate. REITs receive special tax considerations, have potentially high yields, and offer a liquid method of investing in real estate. Risks include interest rate and overdevelopment risk. Utility stocks are known as defensive stocks because they historically provide higher-than-average returns in a declining market. In addition, utility companies may return dividends that are likely to offset declines in the company’s stock prices. Risks of utility companies include the reduced potential for capital gain and the risk that the stocks may decline in value resulting in a loss. Consumer staple stocks are considered to be noncyclical in that the demand for the products made by these companies does not decrease in a recession. Consumer staple stocks have historically experienced lower volatility.

[1]	Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

800.292.7435	13

Ariel Focus Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

MARKET CONDITIONS: A YEAR IN REVIEW

On an absolute basis, equity returns have been strong at home and decent abroad over the last twelve months. Specifically, for the 12-months ended September 30, 2016, the U.S. large-cap S&P 500 Index gained +15.43% while the U.S. small-cap Russell 2000 Index gained a remarkably similar +15.47%. Meanwhile, the international developed market MSCI EAFE Index advanced +6.52%. For U.S. stocks, three of the four quarters in the last year have been solid—only the first three months of 2016 were soft.

Last year at this time, we were reporting low domestic and negative international returns. During that 12-month period, the slowing Chinese economy, fretting over interest rates and falling commodity prices were the cause. The rationale for the succinct replay is: the substantial rebound is not because those suppositions were wrong so much as that now they are accepted as reality. Low Chinese growth, the interest rate guessing game and low commodity prices are now old news. The new news is the world is able to shrug off Brexit, developed market growth seems satisfactory, and there is newfound optimism for the American economy: inflation is low, employment is high and profits keep coming. So we too are optimistic, largely because most of our portfolio companies have been doing well. Management teams are making rational decisions, revenues and profits look good, and the holdings in need of changes are making them. Plus we think fundamentals, broadly, are sound. True, concerns about valuation are growing, and we agree some areas of the market have questionable valuations. So we have steered clear of those areas as well as specific stocks priced for perfection. In short, we believe our own portfolios are in good shape.

INSIDE OUR RESULTS

Ariel Focus Fund’s +14.59% surge lagged the primary benchmark the Russell 1000 Value Index’s +16.19% return as well as the S&P 500 Index’s +15.43% gain over the trailing one-year period. Over the course of the year, our best area relative to the primary benchmark was materials & processing stocks, while consumer discretionary stocks proved the most significant detractors.

On a stock-by-stock basis, the top-performing holdings for the 12-month period were Barrick Gold Corp. (ABX) and Zimmer Biomet Holdings, Inc. (ZBH). Gold mining company Barrick Gold had its best quarter in the first quarter of 2016, when it soared as the price of gold rose. As you know, the yellow metal is considered a safe haven in times of worry—and many were worrying this quarter. Gold started the year below $1,100 per ounce and rose to more than $1,200 per ounce in three months (It is now near $1,250). Medical devices expert Zimmer Biomet Holdings had a strong twelve months anchored by its quarterly report in April. The consensus estimate was for $1.93 earnings per share, but the company delivered $2.00. The report showcased many of the company’s strengths: gross margin was more than 75%, operating margin was more than 33%, and the company managed to pay down $400 million in debt and repurchase more than $400 million worth of stock in just three months.

The bottom-performing stocks for the trailing year were Hanger, Inc. (HNGR) and Bed Bath & Beyond Inc. (BBBY). In the first quarter of 2016, orthotic and prosthetic specialist Hanger, Inc. fell sharply after releasing a filing with considerable negative news. The company has filed its financials late and does not plan to release current information through the end of 2016. In part, this stems from potentially inappropriate activities by former employees. The issues have flowed through to the financials of the company. We are monitoring the situation closely. In the fourth quarter of 2015, housewares retailer Bed Bath & Beyond Inc. returns slid after reporting slow sales. Specifically, the company pre-released comparisons in late December in advance of its January quarterly report; it said third quarter sales would dip from low single-digit growth to slightly negative growth. These short-term issues compounded the longer-term challenges the company is addressing: there is huge overlap between its wares and those from Amazon.com, Inc. (AMZN)—so shoppers tend to go to its stores when coupons create a good deal. We continue to think the company has a solid chance to rebuild its brand and find its niche.

14	ARIELINVESTMENTS.COM

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy
Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund†	Russell 1000 Value Index	S&P 500 Index
Financial services	26.52	28.66	18.02
Health care	18.15	11.48	14.55
Technology	14.90	9.59	18.18
Producer durables	14.07	9.37	10.14
Energy	10.13	13.50	7.29
Consumer discretionary	8.83	6.04	13.90
Materials & processing	6.33	3.11	3.15
Consumer staples	0.00	7.81	8.84
Utilities	0.00	10.35	5.93
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) AS OF 09/30/16

	Quarter	1-year	3-year	5-year	10-year	Since inception
Ariel Focus Fund–Investor Class	+ 6.77	+14.59	+ 4.39	+ 11.59	+ 4.62	+ 4.85
Ariel Focus Fund–Institutional Class+	+ 6.88	+14.83	+ 4.65	+ 11.86	+ 4.75	+ 4.96
Russell 1000® Value Index	+ 3.48	+16.19	+ 9.70	+ 16.15	+ 5.85	+ 6.83
S&P 500® Index	+ 3.85	+15.43	+ 11.16	+ 16.37	+ 7.24	+ 7.72

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16) [1]	Net	Gross
Investor Class	1.00%	1.35%
Institutional Class	0.75%	1.08%

Top ten equity holdings (% of net assets)

1.	Zimmer Biomet Holdings, Inc.	5.2
2.	Western Union Co.	5.1
3.	Stanley Black & Decker, Inc.	5.1
4.	KKR & Co. L.P.	5.1
5.	International Business Machines Corp.	5.0
6.	Laboratory Corp. of America Holdings	4.9
7.	Oracle Corp.	4.9
8.	Morgan Stanley	4.7
9.	Lockheed Martin Corp.	4.6
10.	St. Jude Medical, Inc.	4.3

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
[1]	As of September 30, 2015, Ariel Focus Fund (Investor Class) had an annual net expense ratio of 1.00% and a gross expense ratio of 1.37%. As of September 30, 2015, Ariel Focus Fund (Institutional Class) had an annual net expense ratio of 0.75% and a gross expense ratio of 1.07%. Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2017. Through January 31, 2014, the Expense Cap was 1.25% for the Investor Class and 1.00% for the Institutional Class.
Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 75.

800.292.7435	15

OUR VALUATION TOOLBOX

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 09/30/16

	3Q16	Year-to-date	1-year	3-year	5-year	Since inception*
Ariel Discovery Fund	+ 9.62%	+ 11.36%	+ 7.90%	– 5.77%	+ 6.24%	+ 0.75%
Russell 2000® Value Index	+ 8.87	+ 15.49	+ 18.81	+ 6.77	+ 15.45	+ 9.48
Russell 2000® Index	+ 9.05	+ 11.46	+ 15.47	+ 6.71	+ 15.82	+ 10.21
S&P 500® Index	+ 3.85	+ 7.84	+ 15.43	+ 11.16	+ 16.37	+ 12.04
*	The inception date for Ariel Discovery Fund is 01/31/11.

The third quarter of 2016 was a very strong one for our deep value mutual fund, rising nearly +10%, well above the broad market, as the S&P 500 Index returned+3.85%. Relative to its benchmarks, Ariel Discovery Fund was slightly ahead. On an absolute basis, Ariel Discovery Fund has had strong YTD performance and is ahead of the broad market, representing a meaningful turnaround compared to a tough 2015. The Fund lags its respective benchmarks so far in 2016, but is within shouting distance.

The market is beginning to reward niche, small and micro-cap investors with what we believe to be rational regression towards intrinsic value, which was absent in 2015. We believe there is plenty more where that came from—our fund remains deeply discounted from our estimates of fair value, the businesses underlying our stocks are generally performing well on a fundamental level, and our conviction level remains high.

OUR VALUATION TOOLBOX

A one-size-fits-all approach to valuation in micro-cap and small-cap stocks leaves many attractive opportunities undiscovered. This is a segment of the equity market

16	ARIELINVESTMENTS.COM

where institutional neglect leads to meaningful misunderstanding of companies and therefore some significant mispricings. As deep value investors, we are always searching for a “margin of safety,”1 and generally seek that in tangible asset value. But ultimately, we want to assess what a company is worth in its entirety, either as a going concern or to a well-informed acquirer. Thus once a potential investment passes our initial screen of:

•	low market capitalization

•	low price-to-book

•	strong balance sheet

•	significant inside ownership and good corporate governance

We take a step back to determine the optimal way to value the company at this particular point in time. We also assess what will be the appropriate valuation method in the future for various possible scenarios.

“A one-size-fits-all approach to valuation in micro-cap and small-cap stocks leaves many attractive opportunities undiscovered.”

We believe this flexibility sets us apart from our value-oriented peers who often focus only on cheap assets or low earnings-based valuation methodologies. Ariel President Mellody Hobson coined the term “valuation toolbox” shortly after I joined the firm in 2009, to describe the variety of methods we employ in the deep value strategies.

The approaches we use fit into three broad categories:

•	Tangible asset-based analysis

¡	Price-to-tangible assets

¡	Price-to-net cash

¡	Price-to net current assets

¡	Price-to-liquidation value

•	Earnings-based analysis

¡	Price-to-earnings

¡	Enterprise value-to-EBITDA

¡	Enterprise value-to-revenues

¡	Discounted cash flow (DCF) analysis

•	Sum-of-the-parts special situation analysis

Typically, a quarter of our holdings will fit into the asset-based analysis and the same portion in earnings-based analysis. We believe our sum-of-the-parts work is where we can set ourselves apart from short-term and quantitative investors when the value is not obvious. The best way to illustrate how we use the toolbox is to give a brief example of each approach.

“We want to assess what a company is worth in its entirety, either as a going concern or to a well-informed acquirer.”

TANGIBLE ASSETS

At current prices, Pendrell Corp. (PCO) is a good example of what is commonly known as an asset play. Formerly a satellite company founded by legendary entrepreneur and current Executive Chairman Craig McCaw, Pendrell is in a period of transition. With very low overhead from only 16 full-time employees, the company has generated cash so far this year from licensing its portfolio of memory and digital rights management patents. With a huge cash balance, the company plans to buy profitable operating companies to monetize a large net operating loss (NOL) carryforward.

Insiders own more than 40% of the company. Meanwhile, CEO Lee Mikles’s compensation package is almost entirely in equity. Both of which augment our confidence that the company’s asset values will be protected. Cash of $169 million plus receivables of $46 million less liabilities of $20 million establishes a minimum value of $195 million, or $7.27 per share. Moreover, Pendrell’s $2 billion plus in federal tax NOLs alone can be worth well more than the current share price of $6.85 (as of 9/30/16) if the company successfully executes its plan.

Thus, while the ultimate value is uncertain, owning Pendrell at less than its liquidation value presents an attractive asset-based investment.

800.292.7435	17

EARNINGS

Team, Inc. (TISI) is a Houston-based provider of inspection and maintenance services for high-temperature and high-pressure piping systems. Refiners and petrochemical plants are among its major customers. While it currently trades at a modest 1.7X book value, much of the asset value is goodwill from acquisitions. Thus our valuation work focuses on the earnings power and cash flows from both the original business and from the purchased assets.

We use three different approaches in an effort to triangulate an estimate of the value of the future earnings and cash flows of Team. A trading multiple analysis applies a full and fair PE ratio to our estimate of normalized earnings. A discounted cash flow (DCF) analysis takes our expected future cash flows, assuming as passive owners we are “attached” to them, and discounts them back to the present at the appropriate interest rate. And finally, a change of control analysis attempts to ascertain the value a strategic and/or financial buyer would pay for the entire company.

All of these approaches indicate an estimated value in the high $40s per share for Team stock, and therefore a discount to estimated fair value of over 30%. Team is somewhat unique in our universe given its industry leadership role along with the recurring nature of its critical services.

SPECIAL SITUATIONS

A good example of a sum-of-the-parts approach is a name which we have added since the end of the quarter: GSI Technology, Inc. (GSIT). There are three parts to value here:

•	$59 million in cash and investments

•	Static Random Access Memory (SRAM) semiconductor business, and

•	A recent purchase of Israel-based MikaMonu Group Ltd. for $7.5 million plus a potential earn-out

With strong management and nearly 35% insider ownership, along with a stable and cash-generating legacy SRAM business, we have confidence that we can give full value to the cash. The SRAM business currently generates roughly $53 million in revenues. We believe a very conservative value for that would be 1.0X revenues; full valuation in our view is 2.0X—which competitor Integrated Silicon Solution, Inc. (ISSI) garnered when acquired by a consortium of investors in 2015. At 2.0X multiple, this would give a range of $109 to $165 million adding back cash, excluding any value for MikaMonu. The market capitalization of GSI Technology at quarter-end was $97 million at a price of $4.73 per share.

“We believe our sum-of-the-parts work is where we can set ourselves apart from short-term and quantitative investors when the value is not obvious.”

Therefore a full valuation, assuming MikaMonu is worth the purchase price, would be more than $8.00 per share. This business, however, provides GSI with a potentially very valuable option given its technology allows faster performance via parallel (rather than serial) data processing.

No revenue is expected from these chips until late 2018, but early interest from Amazon.com, Inc. (AMZN) and others gives a clue to the potential. While we apply a value of the $7.5 million purchase price to this business, Intel Corp.’s (INTC) $400 million purchase price for deep-learning startup Nervana Systems in August, demonstrates the potential upside should this unit be successful.

In the end, we believe we have an investment with very limited downside to its intrinsic value, and asymmetric upside potential. Even if MikaMonu proves to have no value, we believe GSI Technology is very attractive.

WINNERS AND LOSERS

Top performers during the quarter included Spartan Motors, Inc. (SPAR) which rose +53.04%; Kindred Biosciences, Inc. (KIN), which jumped +40.96% as management anticipates launching its first two products in 2017; and Pendrell, which surged +35.80%. On the downside, Imation Corp. (IMN) was down -49.39%; Contango Oil & Gas Co. (MCF) lost -16.50% after a strong first six months, and STRATTEC Security Corp. (STRT) lost -13.10%.

18	ARIELINVESTMENTS.COM

PORTFOLIO COMINGS AND GOINGS

We sold all of our shares in Simpson Manufacturing Co., Inc. (SSD) as the stock price reached our estimate of intrinsic value. Although Real Industry Inc. (RELY) was a solid performer for our fund and a fairly recent addition, we decided to eliminate the position as we became uncomfortable with the company’s debt balance and acquisition strategy. Lastly, we exited Skullcandy, Inc. (SKUL) based on the company’s agreement to be acquired.

Additions to Ariel Discovery Fund include:

•	Ballantyne Strong, Inc. (BTN) – We added this film projection manufacturer in the midst of its major transformation. New management is eliminating costs, thereby maximizing shareholder value, while maintaining a strong balance sheet with no debt.

•	FutureFuel Corp. (FF) – With no debt and nearly 50% of its market cap in net cash, this producer of specialty chemicals and biofuels trades at a meaningful discount to intrinsic value.

•	Green Brick Partners Inc. (GRBK) – This residential land and home development company has minimal debt and trades at just 1.0X tangible book value, which includes the value of land bought at recession prices. Its seasoned managers and board have capital allocation expertise and experience with the real estate industry.

•	TechTarget, Inc. (TTGT) – TechTarget operates websites that connect buyers and vendors in the IT industry. While declining IT spending has hit the stock price, growth opportunities remain robust and consistent free cash flow continues.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

David M. Maley

Lead portfolio manager

	2016 DISTRIBUTIONS
	Capital Gains
	Ariel Investments expects to pay capital gains distributions on Thursday, November 17, 2016 to shareholders of record as of Wednesday, November 16, 2016. Estimates of these distributions are as of September 30, 2016, and are shown in the table below:
	Capital gains estimates*
		Short-term gain/share	Long-term gain/share	Total gain/share
	Ariel Discovery Fund	$0.00	$0.00	$0.00
*	Estimates apply to both investor and institutional share classes.
	Income Distributions

Ariel Investments expects to pay income distributions on Thursday, December 29, 2016, to shareholders of record as of Wednesday, December 28, 2016. Income distribution estimates will be available on arielinvestments.com the first week of December.

[1]	Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

800.292.7435	19

Ariel Discovery Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

MARKET CONDITIONS: A YEAR IN REVIEW

On an absolute basis, equity returns have been strong at home and decent abroad over the last twelve months. Specifically, for the 12-months ended September 30, 2016, the U.S. large-cap S&P 500 Index gained +15.43% while the U.S. small-cap Russell 2000 Index gained a remarkably similar +15.47%. Meanwhile, the international developed market MSCI EAFE Index advanced +6.52%. For U.S. stocks, three of the four quarters in the last year have been solid—only the first three months of 2016 were soft.

Last year at this time, we were reporting low domestic and negative international returns. During that 12-month period, the slowing Chinese economy, fretting over interest rates and falling commodity prices were the cause. The rationale for the succinct replay is: the substantial rebound is not because those suppositions were wrong so much as that now they are accepted as reality. Low Chinese growth, the interest rate guessing game and low commodity prices are now old news. The new news is the world is able to shrug off Brexit, developed market growth seems satisfactory, and there is newfound optimism for the American economy: inflation is low, employment is high and profits keep coming.

So we too are optimistic, largely because most of our portfolio companies have been doing well. Management teams are making rational decisions, revenues and profits look good, and the holdings in need of changes are making them. Plus we think fundamentals, broadly, are sound. True, concerns about valuation are growing, and we agree some areas of the market have questionable valuations. So we have steered clear of those areas as well as specific stocks priced for perfection. In short, we believe our own portfolios are in good shape.

INSIDE OUR RESULTS

Ariel Discovery Fund’s +7.90% advance lagged the primary benchmark the Russell 2000 Value Index’s +18.81% return as well as the +15.47% rise of the Russell 2000 Index over the trailing one-year period.

Over the course of the year, our best area relative to the primary benchmark was consumer discretionary stocks, while technology stocks proved the most significant detractors.

On a stock-by-stock basis, the top-performing holdings for the 12-month period were ORBCOMM Inc. (ORBC) and Spartan Motors, Inc. (SPAR). Machine-to-machine communications company ORBCOMM, Inc. rocketed upwards in the fourth quarter of 2015 and first quarter of 2016. In late 2015, the company saw its shares skyrocket with the successful launch of its eleven OG2 satellites into orbit. That event meant its satellite “constellation” was complete, positioning the company to be a cash flow generating story in 2016. Given its small size, it took a while for the story to take hold, so the shares continued to soar the next quarter. In the second and third quarters of 2016, Spartan Motors shot upwards on strong results that demonstrated its turnaround was working. Plus, new CEO Daryl Adams and CFO Frederick Sohm are steering the company in the right direction—consolidating locations and shaving costs. The market is starting to appreciate its return to sustainable profits and its increasing levels of cash on the balance sheet.

The bottom-performing stocks for the trailing year were SeaChange Intl. Inc. (SEAC) and Imation Corp. (IMN). In the second quarter of 2016 video conferencing expert SeaChange Intl, Inc. fell hard after replacing its CEO and announcing weak short-term results and outlook. During the quarter, revenues declined -13%, and the company lowered guidance. On the other hand, the company announced it expected to return to growth and profitability during this fiscal year. In the third quarter of 2016 storage expert Imation Corp. dropped, because, in our view, institutional neglect is settling in. While it is obviously true that the legacy storage business—Nexsan—is in decline, we believe investors are missing the real story. Nearly a year ago, activist investor Clinton Group took control of the board, and we believe they are doing the right things to maximize long-term shareholder value—cutting costs, selling off non-core assets and making rational, economic decisions.

20	ARIELINVESTMENTS.COM

Ariel Discovery Fund performance summary	INCEPTION: 01/31/11

David M. Maley	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Discovery Fund†	Russell 2000 Value Index	Russell 2000 Index	S&P 500 Index
Technology	23.88	9.98	14.90	18.18
Consumer discretionary	23.81	11.04	13.57	13.90
Producer durables	14.60	12.86	13.44	10.14
Financial services	11.80	41.14	26.27	18.02
Utilities	7.99	7.46	4.84	5.93
Energy	6.39	5.09	3.03	7.29
Materials & processing	4.70	5.35	7.24	3.15
Health care	2.96	4.83	14.08	14.55
Consumer staples	0.00	2.25	2.63	8.84
†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) AS OF 09/30/16

	Quarter	1-year	3-year	5-year	Since inception
Ariel Discovery Fund–Investor Class	+ 9.62	+ 7.90	– 5.77	+ 6.24	+ 0.75
Ariel Discovery Fund–Institutional Class+	+ 9.85	+ 8.27	– 5.51	+ 6.53	+ 1.00
Russell 2000® Value Index	+ 8.87	+ 18.81	+ 6.77	+ 15.45	+ 9.48
Russell 2000® Index	+ 9.05	+ 15.47	+ 6.71	+ 15.82	+ 10.21
S&P 500® Index	+ 3.85	+ 15.43	+ 11.16	+ 16.37	+ 12.04

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16) [1]	Net	Gross
Investor Class	1.25%	1.86%
Institutional Class	1.00%	1.32%

Top ten equity holdings (% of net assets)

1.	Cowen Group, Inc.	5.6
2.	Rosetta Stone Inc.	5.3
3.	RealNetworks, Inc.	4.9
4.	Team, Inc.	4.7
5.	ORBCOMM, Inc.	4.5
6.	Brooks Automation, Inc.	4.1
7.	Century Casinos, Inc.	3.7
8.	Gaia, Inc.	3.6
9.	Telenav Inc.	3.5
10.	Pendrell Corp.	3.4

+	The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
[1]	As of September 30, 2015, Ariel Discovery Fund (Investor Class) had an annual net expense ratio of 1.25% and a gross expense ratio of 2.10%. As of September 30, 2015, Ariel Discovery Fund (Institutional Class) had an annual net expense ratio of 1.00% and a gross expense ratio of 1.29%. Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2017. Through January 31, 2014, the Expense Cap was 1.50% for the Investor Class and 1.25% for the Institutional Class. Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
See index descriptions on page 75.

800.292.7435	21

DEBT IS A FOUR-LETTER WORD

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

In the wake of the second quarter shocks that hit the equity markets across the globe, there was a decent recovery in the third quarter of 2016. The MSCI EAFE Index rose more than+6% and the MSCI ACWI Index returned more than +5%. It was the best quarter for the MSCI EAFE Index in nearly three years. That said, our strategy, with its eye toward risk, lagged. The Ariel International Fund gained +5.34%, slightly underperforming the MSCI EAFE Index’s +6.43% jump, and a bit behind the MSCI ACWI ex-US Index’s +6.91% gain. Finally, the Ariel Global Fund gained +4.44%, trailing the MSCI ACWI Index’s +5.30% rise.

We see ourselves as independent thinkers rather than as knee-jerk contrarians. Still, when the crowd gets happy, we fairly often turn skeptical. We have no vested interest in going hard against the grain, but many investors are content to overlook growing dangers that seem poised to pull the rug out from under an international stock rally. So we occasionally find ourselves concerned about a lesson we believe the market should have learned: debt is a four-letter word.

Simply put, we think the market is systematically ignoring a massive buildup of debt. We are less than a decade removed from the Global Financial Crisis, a downward spiral generated by bad mortgage debt and multiple layers of leverage piled on top of it. And yet, here we go again: there is huge re-leveraging, but this time in the corporate sector—and especially in the Anglo-Saxon world. Clearly, there is nothing wrong with asset prices rising, so long as investors are seeing the whole picture. Yet, as we watch asset prices inflate all over the world, we think markets have indiscriminately raised prices on these assets. Investors appear to be ignoring risk, which is never a good idea. In my view, investors must get paid for risks and be acutely aware of them.

It is important news, but not very well reported: globally, the debt binge post-2008 tracks pre-2008 levels. In the housing bubble that led to the Great Financial Crisis, consumers borrowed indiscriminately on mortgages. Everyone was complicit—consumers, lenders, regulators, and of course Wall Street—in the toxic buildup to the 2007-2009 mess. It was, after all, a gradually rising

22	ARIELINVESTMENTS.COM

mountain of debt hidden in plain view. From 2000 to 2007, corporate and government debt grew at a fairly brisk +5.7% annualized pace; yet global household debt swelled +8.5% per year. We all know how it ended. Initially, some might say we learned our lesson: household debt grew at the very modest pace of less than 3% from 2007-2014, And yet, over that same period, many do not know corporate debt grew +6% and government debt increased +9% yearly.

As an extreme symptom of how this new mountain of debt is being ignored, consider the impact of Brexit. As you know, stocks shook on the highly unexpected news that Great Britain would leave the European Union. Investors promptly rewarded British exporting companies such as Diageo plc, British American Tobacco plc, RELX N.V., and Unilever N.V. for the positive impact on earnings arising from the Brexit-inspired devaluation of the British pound. This group of stocks has roughly gone up between 10% and 20% in British pounds post-Brexit. Within this group, however, the market is not penalizing the companies that have foreign debt. That is, the market is overlooking such companies whose income statements have benefitted and whose balance sheets have been hurt.

“So we occasionally find ourselves concerned about a lesson we believe the market should have learned: debt is a four-letter word.”

Take Diageo, whose debt and equity are roughly equal. Diageo’s balance sheet is calculated in pounds sterling. It also had non-sterling debt that went up a lot, given the currency fluctuation. Similarly, its income went up. We think it is important to recognize that a stronger income statement and a weaker balance sheet offset each other substantially.

Accordingly, exporter stocks such as Diageo have U.S. dollar debt or European debt, and often both. And those liabilities have now grown in sterling terms. Yet, these companies’ stocks have actually gone up in U.S. dollar terms nonetheless. So while many are celebrating the beneficial impact of British pound depreciation on the income statement of British exporters, they are simultaneously ignoring the adverse impact on the balance sheet, which has become a heavier burden. This is exactly how people are ignoring risk: they are paying attention to returns and ignoring the downside, in a very one-sided reaction. We strive to pay attention to both.

“It is important news, but not very well reported: globally, the debt binge post-2008 tracks pre-2008 levels.”

Another related problem investors are ignoring is underfunded pensions. That is, low to negative interest rates are wreaking havoc on pension funding status—hence corporate pensions are in peril. The main culprit behind the dramatic decline in funding levels is exceptionally low interest rates.

In sum, the lower the discount rate falls, the greater the future liabilities. So, as Zorast Wadia, a principal at actuarial firm Milliman, has said: “You’ve just seen a ballooning effect of liabilities,”1 as the discount rate continues to fall to new lows. As Reuters noted recently in an article on the subject, pensions were funded at 127% of liabilities in 1999—in other words: on a projected basis, they had more than enough money invested to pay for total future outlays. At the end of 2015, they were only funded at an 81% rate. Again, in simple terms, the pensions have nowhere near enough money to meet future obligations. What does this mean for equity investors? It means that if a company offers a pension, it likely needs to feed that pension a huge amount of money in order to meet its legally-binding financial obligations. That argues for a valuation that accounts for this often massive future cost. Yet, we believe investors are whistling by the graveyard. That is, when a company becomes financially impaired, the equity can trade down to $0 since bond and pension holders get paid before equity shareowners.

800.292.7435	23

As risk-aware investors, we take all of the above factors into account when we invest. We find it ironic that investors pay very close attention to quarterly earnings—viewing misses in this short-term number as earnings risk; and yet, they ignore balance sheet risk and valuation risk. By contrast, our investment process pays attention to risks as well as returns. As such, for the twelve months ended September 30, 2016, Ariel International Fund has a return on equity2 of 18.9% while the MSCI EAFE benchmark’s is 13.3%. Meanwhile, its debt to equity ratio is just 0.46 while the benchmark shows a more financially risky 0.63 ratio. Ariel Global Fund has similar statistical marks. From our perspective, these numbers show that we have been able to find companies that have kept historical debt low and have been able to generate good profits—in comparison to relevant indexes. In the end, companies that manage to run with lower risk and higher returns are good investments.

“Investors pay very close attention to quarterly earnings—viewing misses in this short-term number as earnings risk. And yet, they ignore balance sheet risk and valuation risk.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Rupal J. Bhansali

Portfolio manager

	2016 DISTRIBUTIONS
	Capital Gains
	Ariel Investments expects to pay capital gains distributions on Thursday, November 17, 2016 to shareholders of record as of Wednesday, November 16, 2016. Estimates of these distributions are as of September 30, 2016, and are shown in the table below:
	Capital gains estimates*
		Short-term gain/share	Long-term gain/share	Total gain/share
	Ariel International Fund	$0.04	$0.00	$0.04
	Ariel Global Fund	$0.09	$0.04	$0.13
*	Estimates apply to both investor and institutional share classes.
	Income Distributions

Ariel Investments expects to pay income distributions on Thursday, December 29, 2016, to shareholders of record as of Wednesday, December 28, 2016. Income distribution estimates will be available on arielinvestments.com the first week of December.

[1]	Randall, David. “Low interest rates, weak stock market hurting U.S. corporate pensions.” www.reuters.com. March 14, 2016. Web. October 19, 2016.
[2]	Return on equity measures a company’s profitability by calculating the profit a company generates with the money shareholders have invested.

24	ARIELINVESTMENTS.COM

Ariel International Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund may be obtained by visiting our website, arielinvestments.com.

MARKET CONDITIONS: A YEAR IN REVIEW

On an absolute basis, equity returns have been strong at home and decent abroad over the last twelve months. Specifically, for the 12 months ended September 30, 2016, the U.S. large-cap S&P 500 Index gained +15.43% while the U.S. small-cap Russell 2000 Index gained a remarkably similar +15.47%. Meanwhile, the international developed market MSCI EAFE Index advanced +6.52%. For U.S. stocks, three of the four quarters in the last year have been solid—only the first three months of 2016 were soft.

Last year at this time, we were reporting low domestic and negative international returns. During that 12-month period, the slowing Chinese economy, fretting over interest rates and falling commodity prices were the cause. The rationale for the succinct replay is: the substantial rebound is not because those suppositions were wrong so much as that now they are accepted as reality. Low Chinese growth, the interest rate guessing game, and low commodity prices are now old news. The new news is the world is able to shrug off Brexit, developed market growth seems satisfactory, and there is newfound optimism for the American economy: inflation is low, employment is high, and profits keep coming.

So we too are optimistic, largely because most of our portfolio companies have been doing well. Management teams are making rational decisions, revenues and profits look good, and the holdings in need of changes are making them. Plus we think fundamentals, broadly, are sound. True, concerns about valuation are growing, and we agree some areas of the market have questionable valuations. So we have steered clear of those areas as well as specific stocks priced for perfection. In short, we believe our own portfolios are in good shape.

INSIDE OUR RESULTS

Ariel International Fund’s +8.76% gain topped the primary benchmark MSCI-EAFE Index’s +6.52% return but not the MSCI ACWI ex-US Index’s +9.26% advance over the trailing one-year period. Over the course of the year, our best area relative to the primary benchmark was financials, while telecommunications services proved the most significant detractors.

On a stock-by-stock basis, the top-performing holdings for the 12-month period were Nintendo Co., Ltd and GlaxoSmithKline plc. In the third quarter of 2016 consumer electronics firm Nintendo rallied powerfully after it entered the smartphone game world with the release of Pokemon Go and the announcement of Super Mario Run. Nintendo has historically avoided making games for non-Nintendo hardware, and its entry into the smartphone market was taken positively by investors. We trimmed our position after the run-up and continue to hold the shares. In the second quarter of 2016 GlaxoSmithKline plc rallied after reporting profit growth for the first time since 2013. Glaxo is seeing benefits from its purchase of Novartis’ vaccines unit. Demand for vaccines and new drugs helped offset declines in the sales of blockbuster asthma medication Advair.

The bottom performing stocks for the trailing year were Telefonica Deutschland Holding AG and Nokia Corp. Telefonica Deutschland fell in the fourth quarter of 2015 and in the second quarter of 2016. Mainly there have been concerns over slowing growth, driven by its merger with E-Plus, a quarter of weaker than expected results, fewer handset sales, and lower telephone service revenues. Telecommunications and technology firm Nokia Corp. fell in early 2016 after an award from a patent dispute with Samsung was lower than expected. The market also expects headwinds in 2016 as sales in China and other regions start to slow.

We employ currency hedging techniques, including buying and selling currency on a spot basis and entering into short-term foreign currency forward contracts, which can result in either gains or losses. For this 12-month period, they caused noteworthy gains.

800.292.7435	25

Ariel Global Fund management discussion

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

MARKET CONDITIONS: A YEAR IN REVIEW

On an absolute basis, equity returns have been strong at home and decent abroad over the last twelve months. Specifically, for the 12 months ended September 30, 2016, the U.S. large-cap S&P 500 Index gained +15.43% while the U.S. small-cap Russell 2000 Index gained a remarkably similar +15.47%. Meanwhile, the international developed market MSCI EAFE Index advanced +6.52%. For U.S. stocks, three of the four quarters in the last year have been solid—only the first three months of 2016 were soft.

Last year at this time, we were reporting low domestic and negative international returns. During that 12-month period, the slowing Chinese economy, fretting over interest rates and falling commodity prices were the cause. The rationale for the succinct replay is: the substantial rebound is not because those suppositions were wrong so much as that now they are accepted as reality. Low Chinese growth, the interest rate guessing game, and low commodity prices are now old news. The new news is the world is able to shrug off Brexit, developed market growth seems satisfactory, and there is newfound optimism for the American economy: inflation is low, employment is high, and profits keep coming.

So we too are optimistic, largely because most of our portfolio companies have been doing well. Management teams are making rational decisions, revenues and profits look good, and the holdings in need of changes are making them. Plus we think fundamentals, broadly, are sound. True, concerns about valuation are growing, and we agree some areas of the market have questionable valuations. So we have steered clear of those areas as well as specific stocks priced for perfection. In short, we believe our own portfolios are in good shape.

INSIDE OUR RESULTS

Ariel Global Fund’s +12.26% gain topped the primary benchmark MSCI ACWI Index’s +11.96% return. Over the course of the year, our best area relative to the primary benchmark was information technology, while industrials proved the most significant detractors.

On a stock-by-stock basis, the top-performing holdings for the 12-month period were Microsoft Corp. and Baidu, Inc. In the third quarter of 2016 software giant Microsoft outperformed after topping analysts’ earnings expectations, with revenues from their corporate-cloud product Azure doubling. The company also announced an additional $40 billion buyback on top of its existing $40 billion buyback, and raised its dividend by 8%. In the fourth quarter of 2015, Internet search provider Baidu, Inc. outperformed after reporting better-than-expected quarterly earnings and announcing a $2 billion share buyback.

The bottom performing stocks for the trailing year were Gilead Sciences, Inc. and Telefonica Deutschland Holding AG. In the third quarter of 2016 biopharmaceutical company Gilead Sciences underperformed after cutting its sales forecast for 2016 and reporting lower-than-expected second quarter sales for its hepatitis C drugs. Short-term fears regarding its hepatitis C treatment are overdone because payers have opened up access, and the long-term potential of Gilead’s pipeline is overlooked. Telefonica Deutschland fell in the fourth quarter of 2015 and in the second quarter of 2016. Mainly there have been concerns over slowing growth, driven by its merger with E-Plus, a quarter of weaker than expected results, fewer handset sales, and lower telephone service revenues.

We employ currency hedging techniques, including buying and selling currency on a spot basis and entering into short-term foreign currency forward contracts, which can result in either gains or losses. For this 12-month period, they caused noteworthy gains.

26	ARIELINVESTMENTS.COM

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings* (%)

	Ariel International Fund†	MSCI EAFE Index	MSCI ACWI ex-US Index
Information technology	18.78	5.54	9.51
Telecommunication services	12.23	4.80	4.95
Consumer staples	11.93	12.82	11.15
Consumer discretionary	10.67	12.22	11.36
Health care	10.32	11.39	8.64
Financials	8.52	19.16	21.65
Utilities	4.71	3.68	3.37
Energy	2.98	4.83	6.59
Real estate	1.79	3.99	3.48
Industrials	1.45	14.08	11.77
Materials	0.00	7.50	7.53
*	The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) AS OF 09/30/16

	Quarter	1-year	3-year	Since inception
Ariel International Fund–Investor Class	+ 5.34	+ 8.76	+ 3.97	+ 7.44
Ariel International Fund–Institutional Class	+ 5.43	+ 8.98	+ 4.24	+ 7.70
MSCI EAFE Index (net)	+ 6.43	+ 6.52	+ 0.48	+ 7.04
MSCI ACWI ex-US Index (net)	+ 6.91	+ 9.26	+ 0.18	+ 5.55

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16) [1]	Net	Gross
Investor Class	1.25%	1.52%
Institutional Class	1.00%	1.10%

Top ten companies^ (% of net assets)

1.	GlaxoSmithKline plc	5.3
2.	Deutsche Boerse AG	5.2
3.	China Mobile Ltd.	5.0
4.	Roche Holding AG	4.7
5.	Nokia Corp.	4.6
6.	Dialog Semiconductor plc	4.2
7.	Koninklijke KPN N.V.	4.0
8.	Reckitt Benckiser Group plc	3.5
9.	Baidu, Inc.	3.1
10.	Michelin (CGDE)	3.1

^For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (%)
Japan	13.61
Germany	12.92
United Kingdom	11.63
Switzerland	8.45
China	8.15
Netherlands	6.07
Finland	4.61
United States	4.14
France	4.01
Italy	3.03
[1]	As of September 30, 2015, Ariel International Fund (Investor Class) had an annual net expense ratio of 1.26% and a gross expense ratio of 3.49%. As of September 30, 2015, Ariel International Fund (Institutional Class) had an annual net expense ratio of 1.01% and a gross expense ratio of 2.68%. Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel International Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2017. For the year ended September 30, 2015, the net expense ratios for both Classes of the Fund rounded above the expense caps due to interest expense which is excluded from the expense reimbursement. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.
†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.
Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See index descriptions on page 75.

800.292.7435	27

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings* (%)

	Ariel Global Fund†	MSCI ACWI Index
Health care	21.42	11.74
Information technology	21.17	15.83
Telecommunication services	10.96	3.76
Financials	10.74	16.89
Consumer discretionary	9.23	12.29
Consumer staples	5.18	10.41
Utilities	3.98	3.32
Industrials	3.86	10.44
Energy	2.53	6.84
Real estate	0.93	3.35
Materials	0.00	5.14
*	The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) AS OF 09/30/16

	Quarter	1-year	3-year	Since inception
Ariel Global Fund–Investor Class	+ 4.44	+ 12.26	+ 5.57	+ 9.20
Ariel Global Fund–Institutional Class	+ 4.56	+ 12.56	+ 5.87	+ 9.49
MSCI ACWI Index (net)	+ 5.30	+ 11.96	+ 5.17	+ 9.60

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/16) [1]	Net	Gross
Investor Class	1.25%	1.70%
Institutional Class	1.00%	1.14%

Top ten companies^ (% of net assets)

1.	Microsoft Corp.	6.2
2.	Baidu, Inc.	5.5
3.	GlaxoSmithKline plc	5.4
4.	China Mobile Ltd.	5.3
5.	Gilead Sciences, Inc.	5.1
6.	Roche Holding AG	5.0
7.	Johnson & Johnson	4.1
8.	Harman Intl Industries, Inc.	3.9
9.	Nokia Corp.	3.7
10.	Deutsche Boerse AG	3.2

^For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (%)
United States	38.76
China	10.80
Switzerland	7.21
United Kingdom	6.78
Germany	6.47
Japan	5.96
Finland	3.66
France	2.77
Netherlands	2.49
Spain	1.54
[1]	As of September 30, 2015, Ariel Global Fund (Investor Class) had an annual net expense ratio of 1.25% and a gross expense ratio of 2.71%. As of September 30, 2015, Ariel Global Fund (Institutional Class) had an annual net expense ratio of 1.00% and a gross expense ratio of 1.30%. Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Global Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2017. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.
†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.
Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See index descriptions on page 75.

28	ARIELINVESTMENTS.COM

BOK Financial Corporation (NASDAQ: BOKF) Bank of Oklahoma Tower, P. O. Box 2300 Tulsa, OK 74192 918.588.6000 | bokf.com

Headquartered in Tulsa, Oklahoma, BOK Financial is a financial services holding company that offers loans to small and middle-market businesses throughout the mid-south region. The bank we know today began to take shape in 1991, when prominent businessman George Kaiser purchased the Bank of Oklahoma from the Federal Deposit Insurance Corporation for $61 million. Since then, BOK Financial has grown into a $31 billion bank as measured by total assets, with George Kaiser owning over 60% of outstanding shares.

DIVERSIFIED AND EFFECTIVE BUSINESS MODEL

BOK Financial has seven banking divisions located in eight states. Each banking division operates under a local brand name with its own Chief Executive Officer; as a result, BOK Financial is able to provide a regional banking experience for its customers, while maintaining the scale advantages of a “big bank.” We believe this model fosters loyalty among local banking customers, which increases retention, while attracting larger customers with big-bank service needs. Adding to our conviction, BOK Financial consistently derives between 43% and 49% of its total revenue from fee and commission based sources. As a result, BOK Financial is less interest rate sensitive relative to many of its peers, and thus, able to perform more consistently throughout various cycles.

ENERGY EXPOSURE

Given the location of its headquarters, it should come as no surprise that BOK Financial has exposure to the energy industry. In fact, its two largest markets are in Texas and Oklahoma, and energy loans currently constitute approximately 17% of the bank’s total loan portfolio. As such, the recent downturn in the energy industry has increased volatility in the stock, which ultimately provided us with an opportunity to initiate and subsequently add to our position. And yet, despite exposure to the energy industry, BOK Financial has maintained its relatively stable credit quality, with no indication of spillover in its other loan portfolios thus far. In fact, BOK Financial has a superb underwriting track record, with net-charge-offs (NCOs) consistently hovering well below its peer average, an advantage that we believe should persist over the long-term.

LONG-TERM VIEW

Ultimately, our investment thesis in BOK Financial is predicated on a superb underwriting track record, BOK Financial’s diversified business model, and the belief that gradually recovering oil prices are signaling that the worst of the energy downturn is behind us. In fact, the downturn provided us with the opportunity to initiate a position in this high-quality bank with a superb lending track record. As of September 30, 2016, the shares closed at $68.97, a 10.6% discount to our estimate of fair value.

800.292.7435	29

Kindred Biosciences, Inc. (NASDAQ: KIN) 1555 Bayshore Hwy, Suite 200 Burlingame, CA 94010 650.701.7901 | kindredbio.com

Headquartered just outside of San Francisco and founded in 2012, Kindred Biosciences (KIN) is a biopharmaceutical company focused on developing drug candidates for pets. The company’s unique business model leverages compounds and targets that have been previously identified as effective on humans in order to develop therapeutics for pet-specific treatments. By utilizing previously identified compounds, Kindred Biosciences is able to shorten its development timeline, while controlling costs. Currently, the company is working on developing drugs for over 20 potential indications.

DEEP VALUE CHECKLIST

In our deep value portfolios, we believe asset protection and balance sheet strength are two key components of an attractive investment opportunity. With over 60% of its market capitalization in net cash and no debt on its balance sheet, Kindred Biosciences meets these characteristics. A strong management team with sizable inside ownership adds to our conviction, as co-founder Dr. Richard Chin currently serves as Chief Executive Officer (CEO) and owns over 13% of outstanding shares. Dr. Chin has previous experience in various roles at Genentech, and as CEO of OneWorld Health and Oxigene.

RECENT DEVELOPMENTS

Over the past few years, two failed product candidates have weighed heavily on the stock, providing an opportunity to initiate, and subsequently add to, our position. However, recent developments indicate the potential for two market-ready drug candidates. Kindred Biosciences completed pivotal trials for Zimeta and Mirataz, reporting positive and statistically significant topline results for both trials. Zimeta treats fever in horses, while Mirataz helps manage weight loss in cats. Management expects to launch both product candidates in 2017.

ATTRACTIVE RISK / REWARD PROFILE

In our view, the company is at a critical inflection point. The potential launch of Zimeta and Mirataz remain underappreciated by investors, despite a recent rally in the stock price (+55.6% YTD). In fact, we believe the current market opportunity for these two product candidates more than justifies the company’s current market capitalization. The remaining extensive product pipeline provides further upside opportunity. With a strong balance sheet, our investment thesis ultimately rests on our perceived downside protection, coupled with upside opportunities. Overall, Kindred Biosciences is well positioned within the pet pharmaceutical industry to take advantage of an underserved market.

30	ARIELINVESTMENTS.COM

Tumi Holdings, Inc. (NYSE: TUMI) 1001 Durham Avenue South Plainfield, NJ 07080 908.756.4400 | tumi.com

Founded in 1975, Tumi grew into a premium global brand offering high quality travel and business products with distribution across wholesale and retail channels. This premium positioning and brand was buttressed by its full control over product development and design and a majority of sales coming from its own retail stores.

Despite operating in a highly fragmented category, Tumi has very few comparable competitors. This is due to its industry-leading product innovation and excellent after-sales service and warranties on its products.

The company has a strong heritage of combining the highest quality materials with highly functional designs which has made it the product of choice for discerning executives and road warriors or as the company calls them: citizens of the world.

BUILDING THE FRANCHISE

While we always admired the aforementioned attributes, what stood out for us was the company’s focus on building a strong long-term franchise, while avoiding decisions to only maximize short-term profits. For instance, many of its competitors such as Victorinox continued to sell through the higher margin, higher free cash flow (FCF), higher return on investment capital (ROIC) wholesale distribution; but at the expense of their long-term brand which was vulnerable to promotional discounting. Instead, Tumi invested heavily in building out its retail footprint and ecommerce platform to form a direct relationship with its consumers.

The depressed short-term profits provided us with an attractive opportunity to enter the stock at a very compelling risk/reward profile where a lot of the headwinds were priced in but the long term upside potential was overlooked. Indeed, even as near-term profits disappointed, the moat kept increasing as the company expanded its product lineup to appeal to women and a younger customer base looking for more lifestyle ranges.

THE PERFECT STORM

In 2015, the company experienced a perfect storm of increased promotional activity in the wholesale channel, rental escalation cost pressures and disappointing international sales due to weak currencies. We took advantage of the resulting weakness in its shares as we built our position in Tumi.

In March 2016, Tumi’s stock appreciated dramatically as Samsonite, the world’s largest branded-luggage maker made a $1.8 billion all-cash takeover bid for Tumi. We believed the deal terms were favorable and tendered our shares in August to exit our position at a robust return on investment of 29.4%.

800.292.7435	31

Ariel Fund statistical summary	09/30/16 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 09/30/16	Low	High	2014 actual calendar	2015 actual calendar	Forward 12 months estimate	2014 actual P/E	2015 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Contango Oil & Gas Co.	MCF	10.22	3.68	14.14	(1.15)	(2.59)	(0.74)	NM	NM	NM	201
Bristow Group Inc.	BRS	14.02	9.17	37.19	4.44	2.18	(0.81)	3.2	6.4	NM	492
MTS Systems Corp.	MTSC	46.03	41.68	68.28	3.55	2.94	3.37	13.0	15.7	13.7	767
MSG Networks, Inc.	MSGN	18.61	14.73	21.72	N/A	N/A	2.04	N/A	N/A	9.1	1,395
DeVry Education Group Inc.	DV	23.06	15.36	29.88	2.79	2.44	2.57	8.3	9.5	9.0	1,442
International Speedway Corp.	ISCA	33.42	29.71	37.87	1.45	1.44	1.68	23.0	23.2	19.9	1,512
Brady Corp.	BRC	34.61	19.42	36.12	1.65	1.42	1.80	21.0	24.4	19.2	1,746
Sotheby’s	BID	38.02	18.86	41.23	2.05	2.08	2.00	18.5	18.3	19.0	2,096
Simpson Manufacturing Co., Inc.	SSD	43.95	30.25	45.50	1.56	1.41	1.86	28.2	31.2	23.6	2,127
Anixter Intl Inc.	AXE	64.50	37.61	70.29	5.91	5.29	5.29	10.9	12.2	12.2	2,153
Kennametal Inc.	KMT	29.02	15.11	29.45	2.74	2.26	1.54	10.6	12.8	18.8	2,313
Meredith Corp.	MDP	51.99	35.03	57.53	3.43	3.24	4.08	15.2	16.0	12.7	2,316
Janus Capital Group Inc.	JNS	14.01	11.07	16.06	0.84	0.96	1.05	16.7	14.6	13.3	2,572
Graham Holdings Co.	GHC	481.37	425.14	607.88	43.29	39.25	26.69	11.1	12.3	18.0	2,704
Littelfuse, Inc.	LFUS	128.81	87.32	130.79	5.09	5.45	6.54	25.3	23.6	19.7	2,892
U.S. Silica Holdings, Inc.	SLCA	46.56	13.48	46.88	2.23	0.22	(0.08)	20.9	211.6	NM	2,960
Zebra Technologies Corp.	ZBRA	69.61	46.13	83.02	3.61	4.78	5.50	19.3	14.6	12.7	3,674
Fair Isaac Corp.	FICO	124.59	78.11	132.95	3.04	3.22	4.26	41.0	38.7	29.2	3,856
Charles River Laboratories Intl, Inc.	CRL	83.34	59.99	89.18	3.46	3.76	4.73	24.1	22.2	17.6	3,940
The Madison Square Garden Co.	MSG	169.41	139.10	188.80	N/A	N/A	0.26	N/A	N/A	651.6	4,118
First American Financial Corp.	FAF	39.28	31.74	43.55	2.04	2.74	3.03	19.3	14.3	13.0	4,309
Lazard Ltd.	LAZ	36.36	26.21	49.57	3.20	3.74	3.03	11.4	9.7	12.0	4,529
TEGNA, Inc.	TGNA	21.86	20.10	28.95	N/A	1.78	2.56	N/A	12.3	8.5	4,685
Bio-Rad Laboratories, Inc.	BIO	163.81	122.03	164.45	5.28	4.75	5.21	31.0	34.5	31.4	4,820
Dun & Bradstreet Corp.	DNB	136.62	85.99	141.57	7.45	7.24	7.94	18.3	18.9	17.2	4,959
JLL	JLL	113.79	90.07	171.63	8.80	10.23	10.41	12.9	11.1	10.9	5,135
KKR & Co. L.P.	KKR	14.26	10.89	19.20	1.84	1.21	1.30	7.8	11.8	11.0	6,363
Snap-on Inc.	SNA	151.96	133.09	174.52	6.94	8.10	9.66	21.9	18.8	15.7	8,826
Interpublic Group of Cos., Inc.	IPG	22.35	18.81	24.82	1.07	1.25	1.48	20.9	17.9	15.1	8,956
CBRE Group, Inc.	CBG	27.98	22.74	38.49	1.68	2.05	2.41	16.7	13.6	11.6	9,389
Western Union Co.	WU	20.82	16.02	21.80	1.70	1.73	1.81	12.2	12.0	11.5	10,160
Mattel, Inc.	MAT	30.28	19.45	34.76	1.83	1.39	1.78	16.5	21.8	17.0	10,313
Laboratory Corp. of America Holdings	LH	137.48	97.79	141.32	6.80	7.91	9.31	20.2	17.4	14.8	14,050
Mohawk Industries, Inc.	MHK	200.34	148.56	216.58	8.42	10.56	13.30	23.8	19.0	15.1	14,856
Viacom, Inc.	VIAB	38.10	30.11	53.35	5.57	5.40	4.39	6.8	7.1	8.7	15,118
Northern Trust Corp.	NTRS	67.99	54.38	76.11	3.41	3.85	4.43	19.9	17.7	15.3	15,406
J.M. Smucker Co.	SJM	135.54	106.87	157.31	5.14	6.73	7.94	26.4	20.1	17.1	15,780
Royal Caribbean Cruises Ltd.	RCL	74.95	64.21	103.40	3.47	4.83	6.59	21.6	15.5	11.4	16,133

Note: Holdings are as of September 30, 2016. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2016 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and September 30, 2016 stock price. NM=Not Meaningful.

32	ARIELINVESTMENTS.COM

Ariel Appreciation Fund statistical summary	09/30/16 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 09/30/16	Low	High	2014 actual calendar	2015 actual calendar	Forward 12 months estimate	2014 actual P/E	2015 actual P/E	Forward 12 months P/E	Market cap. ($MM)
Bristow Group Inc.	BRS	14.02	9.17	37.19	4.44	2.18	(0.81)	3.2	6.4	NM	492
MSG Networks, Inc.	MSGN	18.61	14.73	21.72	N/A	N/A	2.04	N/A	N/A	9.1	1,395
International Speedway Corp.	ISCA	33.42	29.71	37.87	1.45	1.44	1.68	23.0	23.2	19.9	1,512
Houlihan Lokey, Inc.	HLI	25.05	20.85	26.75	N/A	1.27	1.72	N/A	19.7	14.6	1,675
Anixter Intl Inc.	AXE	64.50	37.61	70.29	5.91	5.29	5.29	10.9	12.2	12.2	2,153
Kennametal Inc.	KMT	29.02	15.11	29.45	2.74	2.26	1.54	10.6	12.8	18.8	2,313
The Madison Square Garden Co.	MSG	169.41	139.10	188.80	N/A	N/A	0.26	N/A	N/A	651.6	4,118
First American Financial Corp.	FAF	39.28	31.74	43.55	2.04	2.74	3.03	19.3	14.3	13.0	4,309
Lazard Ltd.	LAZ	36.36	26.21	49.57	3.20	3.74	3.03	11.4	9.7	12.0	4,529
BOK Financial Corp.	BOKF	68.97	44.13	75.18	4.22	4.23	4.25	16.3	16.3	16.2	4,543
TEGNA, Inc.	TGNA	21.86	20.10	28.95	N/A	1.78	2.56	N/A	12.3	8.5	4,685
Bio-Rad Laboratories, Inc.	BIO	163.81	122.03	164.45	5.28	4.75	5.21	31.0	34.5	31.4	4,820
JLL	JLL	113.79	90.07	171.63	8.80	10.23	10.41	12.9	11.1	10.9	5,135
KKR & Co. L.P.	KKR	14.26	10.89	19.20	1.84	1.21	1.30	7.8	11.8	11.0	6,363
BorgWarner Inc.	BWA	35.18	27.52	48.64	3.28	3.04	3.40	10.7	11.6	10.3	7,538
Snap-on Inc.	SNA	151.96	133.09	174.52	6.94	8.10	9.66	21.9	18.8	15.7	8,826
Interpublic Group of Cos., Inc.	IPG	22.35	18.81	24.82	1.07	1.25	1.48	20.9	17.9	15.1	8,956
Nordstrom, Inc.	JWN	51.88	35.01	75.67	3.75	3.21	2.98	13.8	16.2	17.4	8,991
Tiffany & Co.	TIF	72.63	56.99	84.19	4.20	3.82	3.89	17.3	19.0	18.7	9,071
CBRE Group, Inc.	CBG	27.98	22.74	38.49	1.68	2.05	2.41	16.7	13.6	11.6	9,389
Western Union Co.	WU	20.82	16.02	21.80	1.70	1.73	1.81	12.2	12.0	11.5	10,160
Mattel, Inc.	MAT	30.28	19.45	34.76	1.83	1.39	1.78	16.5	21.8	17.0	10,313
National Oilwell Varco	NOV	36.74	25.74	42.62	6.66	3.42	0.60	5.5	10.7	61.2	13,854
Laboratory Corp. of America Holdings	LH	137.48	97.79	141.32	6.80	7.91	9.31	20.2	17.4	14.8	14,050
Viacom, Inc.	VIAB	38.10	30.11	53.35	5.57	5.40	4.39	6.8	7.1	8.7	15,118
Northern Trust Corp.	NTRS	67.99	54.38	76.11	3.41	3.85	4.43	19.9	17.7	15.3	15,406
J.M. Smucker Co.	SJM	135.54	106.87	157.31	5.14	6.73	7.94	26.4	20.1	17.1	15,780
Blackstone Group L.P.	BX	25.53	22.31	35.24	3.76	1.82	2.72	6.8	14.0	9.4	16,174
T. Rowe Price Group, Inc.	TROW	66.50	63.57	79.00	4.55	4.63	4.72	14.6	14.4	14.1	16,525
Progressive Corp.	PGR	31.50	29.32	35.54	1.90	2.02	2.10	16.6	15.6	15.0	18,295
Willis Towers Watson plc	WLTW	132.77	104.11	133.40	6.17	6.39	8.48	21.5	20.8	15.7	18,371
Stanley Black & Decker, Inc.	SWK	122.98	88.72	124.73	6.41	6.55	7.70	19.2	18.8	16.0	18,499
Omnicom Group Inc.	OMC	85.00	64.44	87.50	4.43	4.67	5.31	19.2	18.2	16.0	20,050
Franklin Resources, Inc.	BEN	35.57	30.56	42.23	3.77	3.14	2.72	9.4	11.3	13.1	20,516
CBS Corp.	CBS	54.74	38.76	58.22	3.00	3.34	4.13	18.2	16.4	13.3	24,414
Zimmer Biomet Holdings, Inc.	ZBH	130.02	88.27	133.19	6.48	6.90	8.35	20.1	18.8	15.6	25,965
AFLAC Inc.	AFL	71.87	54.57	74.50	6.19	5.64	6.95	11.6	12.7	10.3	29,475
Illinois Tool Works Inc.	ITW	119.84	79.15	123.50	5.09	5.82	6.28	23.5	20.6	19.1	42,538
Thermo Fisher Scientific Inc.	TMO	159.06	119.75	160.68	6.96	7.39	9.01	22.9	21.5	17.7	62,711

Note: Holdings are as of September 30, 2016. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2016 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and September 30, 2016 stock price. NM=Not Meaningful.

800.292.7435	33

Ariel Fund schedule of investments

Number of shares	Common stocks — 98.97%	Value
	Consumer discretionary & services—28.81%
3,094,077	TEGNA, Inc.	$67,636,523
836,340	Royal Caribbean Cruises Ltd.	62,683,683
3,353,208	MSG Networks Inc.(a)	62,403,201
2,718,066	Interpublic Group of Cos., Inc.	60,748,775
1,034,708	Meredith Corp.	53,794,469
1,559,202	International Speedway Corp., Class A	52,108,531
212,604	Mohawk Industries, Inc.(a)	42,593,085
1,104,225	Viacom, Inc., Class B	42,070,973
1,684,324	DeVry Education Group Inc.	38,840,511
1,199,100	Mattel, Inc.	36,308,748
192,424	The Madison Square Garden Co., Class A(a)	32,598,550
304,065	Sotheby’s	11,560,551
19,883	Graham Holdings Co., Class B	9,571,080

		572,918,680

	Consumer staples—2.31%
339,345	J.M. Smucker Co.	45,994,821

	Energy—0.99%
1,928,817	Contango Oil & Gas Co.(a)(b)	19,712,510

	Financial services—30.41%
2,487,203	Lazard Ltd., Class A	90,434,701
6,215,039	KKR & Co. L.P.	88,626,456
638,599	JLL	72,666,180
479,178	Dun & Bradstreet Corp.	65,465,299
2,336,253	CBRE Group, Inc., Class A(a)	65,368,359
4,434,616	Janus Capital Group Inc.	62,128,970
1,450,588	First American Financial Corp.	56,979,097
697,700	Northern Trust Corp.	47,436,623
1,780,054	Western Union Co.	37,060,724
150,163	Fair Isaac Corp.	18,708,808

		604,875,217

	Health care—8.98%
406,443	Bio-Rad Laboratories, Inc.(a)	66,579,428
678,126	Charles River Laboratories Intl, Inc.(a)	56,515,021
403,600	Laboratory Corp. of America Holdings(a)	55,486,928

		178,581,377

	Materials & processing—4.81%
1,344,597	Simpson Manufacturing Co., Inc.	59,095,038
784,061	U.S. Silica Holdings, Inc.	36,505,880

		95,600,918

	Producer durables—19.68%
1,199,800	Zebra Technologies Corp.(a)	83,518,078
2,838,341	Kennametal Inc.	82,368,656
2,028,331	Brady Corp., Class A	70,200,536
3,147,795	Bristow Group Inc.(b)	44,132,086
894,616	MTS Systems Corp.(b)	41,179,175
273,766	Littelfuse, Inc.	35,263,798
229,013	Snap-on Inc.	34,800,815

		391,463,144

34	ARIELINVESTMENTS.COM

09/30/16

Number of shares	Common stocks — 98.97%	Value
	Technology—2.98%
917,942	Anixter Intl Inc.(a)	$59,207,259

	Total common stocks (Cost $1,385,397,139)	1,968,353,926

Number of shares	Short-Term investments — 1.23%	Value
24,521,672	Northern Institutional Treasury Portfolio, 0.26%(c)	$24,521,672

	Total short term investments (Cost $24,521,672)	24,521,672

	Total Investments—100.20% (Cost $1,409,918,811)	1,992,875,598
	Other Assets less Liabilities—(0.20)%	(4,010,126)

	Net Assets—100.00%	$1,988,865,472

(a)Non-income producing.

(b)Affiliated company (See Note Six, Transactions with Affiliated Companies).

(c)The rate presented is the rate in effect at September 30, 2016.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435	35

Ariel Appreciation Fund schedule of investments

Number of shares	Common stocks — 99.27%	Value
	Consumer discretionary & services—25.76%
810,000	Omnicom Group Inc.	$68,850,000
2,779,430	Interpublic Group of Cos., Inc.	62,120,260
1,201,200	Viacom, Inc., Class B	45,765,720
810,600	CBS Corp., Class B	44,372,244
1,458,200	Mattel, Inc.	44,154,296
752,400	Nordstrom, Inc.	39,034,512
972,100	BorgWarner Inc.	34,198,478
433,100	Tiffany & Co.	31,456,053
1,098,837	MSG Networks Inc.(a)	20,449,357
899,500	TEGNA, Inc.	19,663,070
564,958	International Speedway Corp., Class A	18,880,896
56,566	The Madison Square Garden Co., Class A(a)	9,582,846

		438,527,732

	Consumer staples—3.40%
427,575	J.M. Smucker Co.	57,953,516

	Energy—2.24%
1,036,100	National Oilwell Varco	38,066,314

	Financial services—34.09%
1,049,600	AFLAC Inc.	75,434,752
1,097,200	Northern Trust Corp.	74,598,628
1,710,600	First American Financial Corp.	67,192,368
1,651,320	Lazard Ltd., Class A	60,041,995
2,374,000	Western Union Co.	49,426,680
1,248,300	Franklin Resources, Inc.	44,402,031
267,300	Willis Towers Watson plc	35,489,421
1,077,500	Progressive Corp.	33,941,250
2,183,868	KKR & Co. L.P.	31,141,958
271,600	JLL	30,905,364
999,500	Blackstone Group L.P.	25,517,235
639,350	CBRE Group, Inc., Class A(a)	17,889,013
234,950	T. Rowe Price Group, Inc.	15,624,175
573,967	Houlihan Lokey, Inc.	14,377,874
62,889	BOK Financial Corp.	4,337,454

		580,320,198

	Health care—14.15%
605,500	Zimmer Biomet Holdings, Inc.	78,727,110
561,200	Laboratory Corp. of America Holdings(a)	77,153,776
354,654	Thermo Fisher Scientific Inc.	56,411,265
174,125	Bio-Rad Laboratories, Inc.(a)	28,523,416

		240,815,567

	Producer durables—17.07%
2,718,900	Kennametal Inc.	78,902,478
627,799	Stanley Black & Decker, Inc.	77,206,721
529,650	Illinois Tool Works Inc.	63,473,256
243,600	Snap-on Inc.	37,017,456
2,426,964	Bristow Group Inc.(b)	34,026,035

		290,625,946

	Technology—2.56%
676,000	Anixter Intl Inc.(a)	43,602,000

	Total common stocks (Cost $1,155,880,799)	1,689,911,273

36	ARIELINVESTMENTS.COM

09/30/16

Number of shares	Short-Term investments — 1.83%	Value
31,108,057	Northern Institutional Treasury Portfolio, 0.26%(c)	$31,108,057

	Total short term investments (Cost $31,108,057)	31,108,057

	Total Investments—101.10% (Cost $1,186,988,856)	1,721,019,330
	Other Assets less Liabilities—(1.10)%	(18,669,367)

	Net Assets—100.00%	$1,702,349,963

(a)Non-income producing.

(b)Affiliated company (See Note Six, Transactions with Affiliated Companies).

(c)The rate presented is the rate in effect at September 30, 2016.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435	37

Ariel Focus Fund schedule of investments

Number of shares	Common stocks — 98.93%	Value
	Consumer discretionary & services—8.83%
55,700	BorgWarner Inc.	$1,959,526
27,800	Bed Bath & Beyond Inc.	1,198,458
14,600	Tiffany & Co.	1,060,398

		4,218,382

	Energy—10.13%
48,600	National Oilwell Varco	1,785,564
19,000	Exxon Mobil Corp.	1,658,320
21,900	Apache Corp.	1,398,753

		4,842,637

	Financial services—26.52%
116,400	Western Union Co.	2,423,448
169,300	KKR & Co. L.P.	2,414,218
70,050	Morgan Stanley	2,245,803
9,800	Goldman Sachs Group, Inc.	1,580,446
23,200	JPMorgan Chase & Co.	1,544,888
32,700	Bank of New York Mellon Corp.	1,304,076
36,800	Progressive Corp.	1,159,200

		12,672,079

	Health care—18.15%
19,000	Zimmer Biomet Holdings, Inc.	2,470,380
16,900	Laboratory Corp. of America Holdings(a)	2,323,412
25,500	St. Jude Medical, Inc.	2,033,880
10,700	Johnson & Johnson	1,263,991
68,600	Hanger, Inc.(a)	583,100

		8,674,763

	Materials & processing—6.33%
89,182	Barrick Gold Corp.	1,580,305
59,100	Mosaic Co.	1,445,586

		3,025,891

	Producer durables—14.07%
19,700	Stanley Black & Decker, Inc.	2,422,706
9,211	Lockheed Martin Corp.	2,208,061
37,100	Kennametal Inc.	1,076,642
14,600	Zebra Technologies Corp.(a)	1,016,306

		6,723,715

	Technology—14.90%
15,100	International Business Machines Corp.	2,398,635
59,100	Oracle Corp.	2,321,448
19,100	Anixter Intl Inc.(a)	1,231,950
20,300	Microsoft Corp.	1,169,280

		7,121,313

	Total common stocks (Cost $40,447,014)	47,278,780

38	ARIELINVESTMENTS.COM

09/30/16

Number of shares	Short-Term investments—1.10%	Value
526,583	Northern Institutional Treasury Portfolio, 0.26%(b)	$526,583

	Total short term investments (Cost $526,583)	526,583

	Total Investments—100.03% (Cost $40,973,597)	47,805,363
	Other Assets less Liabilities—(0.03)%	(14,158)

	Net Assets—100.00%	$47,791,205

(a)Non-income producing.

(b)The rate presented is the rate in effect at September 30, 2016.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435	39

Ariel Discovery Fund schedule of investments

Number of shares	Common stocks—96.13%	Value
	Consumer discretionary & services—23.81%
224,874	Rosetta Stone Inc.(a)	$1,906,931
193,657	Century Casinos, Inc.(a)	1,338,170
178,375	Gaia, Inc.(a)	1,284,300
63,102	XO Group Inc.(a)	1,219,762
28,100	Superior Industries Intl, Inc.	819,396
16,600	Strattec Security Corp.	585,980
15,200	International Speedway Corp., Class A	507,984
22,400	Movado Group Inc.	481,152
52,748	West Marine, Inc.(a)	436,226

		8,579,901

	Energy—6.39%
115,100	Gulf Island Fabrication, Inc.	1,058,920
58,354	Contango Oil & Gas Co.(a)	596,378
41,600	Green Brick Partners Inc.(a)	343,616
92,500	Mitcham Industries, Inc.(a)	305,250

		2,304,164

	Financial services—11.80%
558,033	Cowen Group, Inc., Class A(a)	2,025,660
21,800	First American Financial Corp.	856,304
54,000	Capital Southwest Corp.	793,800
15,200	MB Financial, Inc.	578,208

		4,253,972

	Health care—2.96%
214,385	Kindred Biosciences, Inc.(a)	1,065,493

	Materials & processing—4.70%
60,831	Landec Corp.(a)	815,744
345,991	Orion Energy Systems, Inc.(a)	460,168
37,200	FutureFuel Corp.	419,616

		1,695,528

	Producer durables—14.60%
52,099	Team, Inc.(a)	1,704,158
70,100	Bristow Group Inc.	982,802
95,825	Spartan Motors Inc.	918,004
22,500	CRA International, Inc.(a)	598,275
14,100	Brink’s Co.	522,828
25,500	ArcBest Corp.	485,010
7,300	Ballantyne Strong, Inc.(a)	51,100

		5,262,177

	Technology—23.88%
393,900	RealNetworks, Inc.(a)	1,756,794
109,800	Brooks Automation, Inc.	1,494,378
222,434	Telenav Inc.(a)	1,274,547
156,880	PCTEL, Inc.	829,895
262,600	SeaChange Intl, Inc.(a)	785,174
307,200	Glu Mobile Inc.(a)	688,128
71,900	TechTarget, Inc.(a)	579,514
47,438	Digi International Inc.(a)	540,793
69,100	Electro Scientific Industries, Inc.(a)	389,724
422,090	Imation Corp.(a)	267,014

		8,605,961

40	ARIELINVESTMENTS.COM

09/30/16

Number of shares	Common stocks—96.13%	Value
	Utilities—7.99%
159,786	ORBCOMM, Inc.(a)	$1,637,806
1,813,631	Pendrell Corp.(a)	1,242,519

		2,880,325

	Total common stocks (Cost $37,650,200)	34,647,521

Number of shares	Short-Term investments—3.83%	Value
1,381,730	Northern Institutional Treasury Portfolio, 0.26%(b)	$1,381,730

	Total short term investments (Cost $1,381,730)	1,381,730

	Total Investments—99.96% (Cost $39,031,930)	36,029,251
	Other Assets less Liabilities—0.04%	13,221

	Net Assets—100.00%	$36,042,472

(a)Non-income producing.

(b)The rate presented is the rate in effect at September 30, 2016.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435	41

Ariel International Fund schedule of investments

Number of shares	Common stocks—83.38%	Value
	Canada—0.84%
49,184	IGM Financial Inc.	$1,327,868
10,823	Suncor Energy, Inc.	300,449

		1,628,317

	China—8.15%
103,020	China Mobile Ltd. ADR	6,337,790
33,196	Baidu, Inc. ADR(a)	6,043,996
277,500	China Mobile Ltd.	3,357,663

		15,739,449

	Finland—4.61%
1,509,536	Nokia Corp. ADR	8,740,213
28,466	Nokia Corp.	165,003

		8,905,216

	France—4.01%
54,031	Michelin (CGDE)	5,976,101
14,255	BNP Paribas SA	732,931
7,686	Euler Hermes Group	653,426
3,873	Safran	278,447
1,069	Thales SA	98,459

		7,739,364

	Germany—12.92%
124,303	Deutsche Boerse AG	10,074,721
212,569	Dialog Semiconductor plc(a)	8,194,058
1,411,157	Telefonica Deutschland Holding	5,676,684
7,774	Beiersdorf AG	733,129
3,065	SAP SE	278,613

		24,957,205

	Hong Kong—0.76%
2,847,321	Li & Fung Ltd.	1,457,360

	Ireland—0.70%
17,921	Ryanair Holdings plc ADR	1,344,613

	Italy—3.03%
975,215	Snam SpA	5,407,426
30,050	Azimut Holdings SpA	442,213

		5,849,639

	Japan—13.61%
38,800	Shimamura Co., Ltd.	4,690,972
15,300	Nintendo Co., Ltd.	4,014,166
21,700	Daito Trust Construction Co., Ltd.	3,461,343
64,700	Japan Tobacco Inc.	2,628,069
86,700	Canon Inc.	2,499,556
150,700	Nikon Corp.	2,235,124
25,000	Toyota Motor Corp.	1,424,732
175,400	Anritsu Corp.	996,306
7,100	Murata Manufacturing Co., Ltd.	912,312
5,671	Toyota Motor Corp. ADR	658,176
13,800	Nippon Telegraph & Telephone Corp.	627,910
17,201	Canon Inc. ADR	499,345
27,200	Japan Exchange Group, Inc.	419,782
5,000	Secom Co., Ltd.	370,199
8,500	Chugai Pharmaceutical Co., Ltd.	304,694
7,200	NTT DOCOMO Inc.	181,908

42	ARIELINVESTMENTS.COM

09/30/16

Number of shares	Common stocks—83.38%	Value
	Japan—13.61% (continued)
55,800	Seven Bank Ltd.	$177,187
2,400	Hoya Corp.	95,569
500	Fanuc Corp.	83,872

		26,281,222

	Luxembourg—0.89%
32,316	Tenaris ADR	917,775
9,348	RTL Group(b)	774,654
268	RTL Group(c)	22,308

		1,714,737

	Netherlands—6.07%
342,419	Koninklijke KPN N.V.	7,804,678
61,146	Gemalto N.V.	3,920,731

		11,725,409

	Singapore—0.38%
53,600	United Overseas Bank Ltd.	740,110

	Spain—2.61%
172,070	Endesa SA	3,688,066
34,865	Tecnicas Reunidas SA	1,358,850

		5,046,916

	Sweden—0.43%
29,117	H&M Hennes & Mauritz AB, Class B	821,363

	Switzerland—8.45%
36,821	Roche Holding AG	9,134,185
12,213	Swisscom AG	5,804,161
52,019	UBS AG	708,401
1,862	Kuehne & Nagel Intl, AG	270,244
3,332	Nestle SA	262,547
1,816	Novartis AG ADR	143,391

		16,322,929

	United Arab Emirates—0.15%
815,187	Dubai Financial Market	290,046

	United Kingdom—11.63%
400,693	GlaxoSmithKline plc	8,533,056
72,127	Reckitt Benckiser Group plc	6,791,860
39,823	GlaxoSmithKline plc ADR	1,717,566
12,658	British American Tobacco plc ADR	1,615,794
292,424	British Telecom Group plc	1,474,598
31,284	Diageo plc	896,330
39,847	IG Group Holdings plc	449,851
157,389	Countrywide plc	441,456
126,271	Hays plc	212,439
6,070	BT Group plc ADR	154,360
31,379	Pagegroup plc	136,739
319	Diageo plc ADR	37,017

		22,461,066

800.292.7435	43

Ariel International Fund schedule of investments (continued)	09/30/16

Number of shares	Common stocks—83.38%	Value
	United States—4.14%
30,166	Harman Intl Industries, Inc.	$2,547,519
23,303	Philip Morris Intl, Inc.	2,265,517
16,955	EOG Resources Inc.	1,639,718
13,690	Core Laboratories N.V.	1,537,798

		7,990,552

	Total common stocks (Cost $157,582,882)	161,015,513

Number of shares	Investment companies—1.10%	Value
	Exchange Traded Funds—1.10%
52,452	iShares MSCI Switzerland Capped ETF	$1,602,409
13,629	Vanguard FTSE Developed Markets ETF	509,861

		2,112,270

	Total Investment companies (Cost $2,100,140)	2,112,270

Number of shares	Short-Term investments—7.03%	Value
13,574,528	Northern Institutional Treasury Portfolio, 0.26%(d)	$13,574,528

	Total short term investments (Cost $13,574,528)	13,574,528

	Total Investments—91.51% (Cost $173,257,550)	176,702,311
	Cash, Foreign Currency, Other Assets less Liabilities—8.49%	16,401,693

	Net Assets—100.00%	$193,104,004

(a)Non-income producing.

(b)This security was purchased through more than one stock exchange and this line represents shares purchased through Xetra.

(c)This security was purchased through more than one stock exchange and this line represents shares purchased through Euronext Brussels.

(d)The rate presented is the rate in effect at September 30, 2016.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

44	ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	09/30/16

Number of shares	Common stocks—90.00%	Value
	Brazil—0.15%
10,941	Itau Unibanco Holding SA ADR Preference Shares	$119,695

	Canada—0.52%
11,745	IGM Financial Inc.	317,091
4,149	Suncor Energy, Inc.	115,177

		432,268

	Chile—1.02%
40,624	Banco Santander-Chile ADR	840,511

	China—10.80%
25,100	Baidu, Inc. ADR(a)	4,569,957
187,000	China Mobile Ltd.	2,262,641
33,705	China Mobile Ltd. ADR	2,073,532

		8,906,130

	Finland—3.66%
485,659	Nokia Corp. ADR	2,811,966
34,994	Nokia Corp.	202,842

		3,014,808

	France—2.77%
20,671	Michelin (CGDE)	2,286,317

	Germany—6.47%
32,111	Deutsche Boerse AG	2,602,587
43,915	Dialog Semiconductor plc(a)	1,692,825
257,497	Telefonica Deutschland Holding	1,035,837

		5,331,249

	Hong Kong—0.30%
486,000	Li & Fung Ltd.	248,752

	Italy—0.98%
145,224	Snam SpA	805,246

	Japan—5.96%
3,750	Nintendo Co., Ltd.	983,864
4,800	Daito Trust Construction Co., Ltd.	765,643
5,400	Shimamura Co., Ltd.	652,867
40,400	Nikon Corp.	599,197
13,400	Japan Tobacco Inc.	544,299
6,700	Toyota Motor Corp.	381,828
2,600	Murata Manufacturing Co., Ltd.	334,086
8,800	Canon Inc.	253,703
4,500	Nippon Telegraph & Telephone Corp.	204,753
1,100	Secom Co., Ltd.	81,444
1,200	Chugai Pharmaceutical Co., Ltd.	43,016
1,600	NTT DOCOMO Inc.	40,424
2,100	Japan Exchange Group, Inc.	32,410

		4,917,534

800.292.7435	45

Ariel Global Fund schedule of investments (continued)

Number of shares	Common stocks—90.00%	Value
	Mexico—0.14%
12,718	Santander Mexico Financial Group ADR	$111,918

	Netherlands—2.49%
52,077	Koninklijke KPN N.V.	1,186,979
13,519	Gemalto N.V.	866,850

		2,053,829

	Singapore—0.25%
15,100	United Overseas Bank Ltd.	208,501

	Spain—1.54%
52,049	Endesa SA	1,115,593
3,979	Tecnicas Reunidas SA	155,080

		1,270,673

	Switzerland—7.21%
16,733	Roche Holding AG	4,150,955
3,779	Swisscom AG	1,795,949

		5,946,904

	Thailand—0.20%
30,900	Kasikornbank PCL	167,208

	United Kingdom—6.78%
61,450	GlaxoSmithKline plc ADR	2,650,338
85,991	GlaxoSmithKline plc	1,831,242
9,787	Reckitt Benckiser Group plc	921,596
36,271	British Telecom Group plc	182,903

		5,586,079

	United States—38.76%
88,544	Microsoft Corp.	5,100,135
52,714	Gilead Sciences, Inc.	4,170,732
28,819	Johnson & Johnson	3,404,389
37,804	Harman Intl Industries, Inc.	3,192,548
14,754	Berkshire Hathaway Inc., Class B(a)	2,131,510
20,551	Rockwell Collins, Inc.	1,733,271
23,010	American Express Co.	1,473,560
27,742	Verizon Communications Inc.	1,442,029
14,422	Quest Diagnostics Inc.	1,220,534
12,345	Philip Morris Intl, Inc.	1,200,181
20,036	Southern Co.	1,027,847
122,144	Acacia Research Corp.	796,379
6,180	Core Laboratories N.V.	694,199
15,316	U.S. Bancorp	656,903
8,188	Schlumberger Ltd.	643,904
6,446	Ansys, Inc.(a)	596,964
2,722	Costco Wholesale Corp.	415,132
8,002	Fluor Corp.	410,663
3,599	EOG Resources Inc.	348,059
3,137	Sempra Energy	336,255
6,818	Coach, Inc.	249,266
1,870	Varian Medical Systems Inc.(a)	186,121
1,809	Occidental Petroleum Corp.	131,912
1,170	The PNC Financial Service Group, Inc.	105,405
800	CME Group Inc.	83,616
1,487	Fastenal Co.	62,127

46	ARIELINVESTMENTS.COM

09/30/16

Number of shares	Common stocks—90.00%	Value
	United States—38.76% (continued)
254	W.W. Grainger Inc.	$57,109
431	Union Pacific	42,036
334	Accenture plc, Class A	40,805

		31,953,591

	Total common stocks (Cost $67,209,143)	74,201,213

Number of shares	Short-Term investments—7.29%	Value
6,005,699	Northern Institutional Treasury Portfolio, 0.26%(b)	$6,005,699

	Total short term investments (Cost $6,005,699)	6,005,699

	Total Investments—97.29% (Cost $73,214,842)	80,206,912
	Cash, Foreign Currency, Other Assets less Liabilities—2.71%	2,235,056

	Net Assets—100.00%	$82,441,968

(a)Non-income producing.

(b)The rate presented is the rate in effect at September 30, 2016.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

800.292.7435	47

Statements of assets & liabilities

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,142,494,271, $1,022,527,466, $40,447,014 and $37,650,200, respectively)	$1,863,330,155	$1,655,885,238	$47,278,780	$34,647,521
Investments in affiliated issuers, at value (cost $242,902,868 and $133,353,333, respectively)	105,023,771	34,026,035	—	—
Short-term investments, at value (cost $24,521,672, $31,108,057, $526,583 and $1,381,730, respectively)	24,521,672	31,108,057	526,583	1,381,730
Dividends and interest receivable	1,649,263	2,426,770	22,573	6,206
Receivable for fund shares sold	875,824	738,931	1,634	896
Receivable for securities sold	—	2,311,675	—	98,572
Prepaid and other assets	689	684	926	684

Total assets	1,995,401,374	1,726,497,390	47,830,496	36,135,609

Liabilities:
Payable for securities purchased	—	5,617,727	—	70,975
Payable for fund shares redeemed	5,939,942	17,999,541	5,386	282
Other liabilities	595,960	530,159	33,905	21,880

Total liabilities	6,535,902	24,147,427	39,291	93,137

Net assets	$1,988,865,472	$1,702,349,963	$47,791,205	$36,042,472

Net assets consist of:
Paid-in capital	$1,320,833,420	$1,061,718,192	$42,480,480	$45,678,700
Undistributed net investment income	22,872,528	23,994,342	431,635	—
Accumulated net realized gain (loss) on investments	62,202,737	82,606,955	(1,952,676)	(6,633,549)
Net unrealized appreciation (depreciation) on investments	582,956,787	534,030,474	6,831,766	(3,002,679)

Net assets	$1,988,865,472	$1,702,349,963	$47,791,205	$36,042,472

Investor class shares:
Net assets	$1,467,270,045	$1,483,143,863	$36,173,048	$6,913,332
Shares outstanding (no par value, unlimited authorized)	23,021,420	30,329,104	3,058,304	758,011
Net asset value, offering and redemption price per share	$63.74	$48.90	$11.83	$9.12

Institutional class shares:
Net assets	$521,595,427	$219,206,100	$11,618,157	$29,129,140
Shares outstanding (no par value, unlimited authorized)	8,165,987	4,470,674	983,907	3,146,995
Net asset value, offering and redemption price per share	$63.87	$49.03	$11.81	$9.26

The accompanying notes are an integral part of the financial statements.

48	ARIELINVESTMENTS.COM

09/30/16

	Ariel International Fund	Ariel Global Fund
Assets:
Investments in unaffiliated issuers, at value (cost $159,683,022 and $67,209,143, respectively)	$163,127,783	$74,201,213
Short-term investments, at value (cost $13,574,528 and $6,005,699, respectively)	13,574,528	6,005,699
Foreign currencies (cost $6,964,229 and $1,924,576, respectively)	6,911,080	1,912,040
Dividends and interest receivable	437,193	148,632
Receivable for dividend reclaims	176,363	109,830
Receivable for fund shares sold	10,306,411	1,367
Receivable for securities and foreign currencies sold	240,802	623,687
Appreciation of forward currency contracts	178,719	34,579
Prepaid and other assets	5,912	8,955

Total assets	194,958,791	83,046,002

Liabilities:
Payable for securities and foreign currencies purchased	1,321,970	526,624
Payable for fund shares redeemed	80,215	—
Depreciation of forward currency contracts	392,398	47,905
Other liabilities	60,204	29,505

Total liabilities	1,854,787	604,034

Net assets	$193,104,004	$82,441,968

Net assets consist of:
Paid-in capital	$185,826,136	$73,391,456
Undistributed net investment income	3,692,636	1,475,632
Accumulated net realized gain on investments, foreign currencies and forward currency contracts	405,703	607,871
Net unrealized appreciation (depreciation) on:
Investments	3,444,761	6,992,070
Translation of assets and liabilities in foreign currencies	(51,553)	(11,735)
Forward currency contracts	(213,679)	(13,326)

Net assets	$193,104,004	$82,441,968

Investor class shares:
Net assets	$72,199,622	$9,275,487
Shares outstanding (no par value, unlimited authorized)	5,464,913	635,127
Net asset value, offering and redemption price per share	$13.21	$14.60

Institutional class shares:
Net assets	$120,904,382	$73,166,481
Shares outstanding (no par value, unlimited authorized)	9,298,047	5,150,258
Net asset value, offering and redemption price per share	$13.00	$14.21

The accompanying notes are an integral part of the financial statements.

800.292.7435	49

Statements of operations

	Ariel Fund	Ariel Appreciation Fund		Ariel Focus Fund	Ariel Discovery Fund
Investment income:
Dividends
Unaffiliated issuers	$38,765,747	$43,156,610(a)		$987,572(a)	$249,282
Affiliated issuers	2,059,090(b)	1,174,182(b)		—	—
Interest	26,518	53,848		423	2,184

Total investment income	40,851,355	44,384,640		987,995	251,466

Expenses:
Management fees	11,791,787	12,095,826		287,884	261,125
Distribution fees (Investor Class)	3,730,834	3,822,890		84,067	15,255
Shareholder service fees
Investor Class	1,498,246	1,555,889		15,089	4,578
Institutional Class	376,466	128,544		2,365	18,526
Transfer agent fees and expenses
Investor Class	336,788	305,734		29,758	15,756
Institutional Class	54,398	30,703		12,119	13,682
Printing and postage expenses
Investor Class	270,452	243,648		16,726	5,804
Institutional Class	63,859	23,538		2,850	2,349
Trustees’ fees and expenses	319,385	280,676		29,350	27,482
Professional fees	134,802	122,636		46,385	48,032
Custody fees and expenses	46,540	40,763		4,888	7,602
Federal and state registration fees	97,143	67,357		37,144	38,292
Interest expense	—	286		173	—
Miscellaneous expenses	152,472	130,660		2,482	5,356

Total expenses before reimbursements	18,873,172	18,849,150		571,280	463,839
Expense reimbursements	—	—		(154,877)	(122,149)

Net expenses	18,873,172	18,849,150		416,403	341,690

Net investment income (loss)	21,978,183	25,535,490		571,592	(90,224)

Realized and unrealized gain (loss):
Net realized gain (loss) on investments
Unaffiliated issuers	152,805,830	120,167,917		(968,650)	(6,219,725)
Affiliated issuers	(27,117,169)(b)	—		—	—
Change in net unrealized appreciation (depreciation) on
investments
Unaffiliated issuers	75,997,940	107,869,878		6,523,742	9,026,391
Affiliated issuers	68,238,354(b)	(27,916,063)	(b)	—	—

Net gain on investments	269,924,955	200,121,732		5,555,092	2,806,666

Net increase in net assets resulting from operations	$291,903,138	$225,657,222		$6,126,684	$2,716,442

(a)Net of $21,466 and $1,631 in foreign taxes withheld, respectively.

(b)See Note Six, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

50	ARIELINVESTMENTS.COM

YEAR ENDED 09/30/16

	Ariel International Fund	Ariel Global Fund
Investment income:
Dividends
Unaffiliated issuers	$3,286,097(a)	$1,822,800(a)
Interest	20,060	6,895

Total investment income	3,306,157	1,829,695

Expenses:
Management fees	797,146	562,216
Distribution fees (Investor Class)	115,908	19,595
Shareholder service fees
Investor Class	52,923	2,751
Institutional Class	30,317	17,993
Transfer agent fees and expenses
Investor Class	28,466	19,576
Institutional Class	20,772	18,643
Printing and postage expenses
Investor Class	17,953	7,294
Institutional Class	10,911	4,216
Trustees’ fees and expenses	36,243	33,920
Professional fees	46,287	45,117
Custody fees and expenses	31,341	11,894
Administration fees	32,489	30,471
Fund accounting fees	26,984	25,496
Federal and state registration fees	42,107	38,980
Miscellaneous expenses	5,364	7,689

Total expenses before reimbursements	1,295,211	845,851
Expense reimbursements	(179,311)	(121,034)

Net expenses	1,115,900	724,817

Net investment income	2,190,257	1,104,878

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	505,992	657,454
Foreign currency translations	445,848	137,891
Forward currency contracts	1,085,383	385,712

Total	2,037,223	1,181,057

Change in net unrealized appreciation (depreciation) on:
Investments	3,518,133	5,768,485
Foreign currency translations	(53,875)	(7,450)
Forward currency contracts	(162,786)	42,091

Total	3,301,472	5,803,126

Net gain on investments	5,338,695	6,984,183

Net increase in net assets resulting from operations	$7,528,952	$8,089,061

(a)Net of $297,043 and $109,213 in foreign taxes withheld, respectively.

The accompanying notes are an integral part of the financial statements.

800.292.7435	51

Statements of changes in net assets

	Ariel Fund		Ariel Appreciation Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
Operations:
Net investment income (loss)	$21,978,183	$17,866,642	$25,535,490	$20,080,679
Net realized gain (loss) on investments	125,688,661	279,416,969	120,167,917	173,148,634
Change in net unrealized appreciation (depreciation) on investments	144,236,294	(369,916,825)	79,953,815	(258,092,734)

Net increase (decrease) in net assets from operations	291,903,138	(72,633,214)	225,657,222	(64,863,421)

Distributions to shareholders:
Net investment income
Investor Class	(10,754,988)	(9,991,682)	(17,090,416)	(12,975,423)
Institutional Class	(5,542,010)	(4,565,741)	(3,428,879)	(1,997,000)
Capital gains
Investor Class	(213,884,059)	(218,025,914)	(157,811,879)	(192,280,387)
Institutional Class	(74,522,019)	(52,469,101)	(19,534,087)	(19,253,268)

Total distributions	(304,703,076)	(285,052,438)	(197,865,261)	(226,506,078)

Share transactions:
Shares issued
Investor Class	134,661,763	362,867,652	160,698,488	236,934,382
Institutional Class	56,848,002	374,354,633	87,382,418	79,585,733
Shares issued in reinvestment of dividends and distributions
Investor Class	219,814,850	222,753,416	170,592,360	200,305,949
Institutional Class	80,060,597	57,031,676	21,813,451	20,271,790
Shares redeemed
Investor Class	(373,038,216)	(577,044,021)	(428,562,564)	(396,872,526)
Institutional Class	(128,148,651)	(221,046,008)	(88,723,241)	(44,725,150)

Net increase (decrease) from share transactions	(9,801,655)	218,917,348	(76,799,088)	95,500,178

Total increase (decrease) in net assets	(22,601,593)	(138,768,304)	(49,007,127)	(195,869,321)

Net assets:
Beginning of year	2,011,467,065	2,150,235,369	1,751,357,090	1,947,226,411

End of year	$1,988,865,472	$2,011,467,065	$1,702,349,963	$1,751,357,090

Undistributed net investment income (loss) included in net assets at end of year	$22,872,528	$18,191,712	$23,994,342	$19,436,414

Capital share transactions:
Investor shares
Shares sold	2,205,963	4,871,741	3,455,009	4,328,562
Shares issued to holders in reinvestment of dividends	3,587,119	3,117,567	3,605,383	3,759,118
Shares redeemed	(6,151,754)	(7,961,074)	(9,178,715)	(7,312,435)

Net increase (decrease)	(358,672)	28,234	(2,118,323)	775,245

Institutional shares
Shares sold	937,187	5,113,496	1,889,162	1,451,957
Shares issued to holders in reinvestment of dividends	1,303,317	795,751	460,523	378,926
Shares redeemed	(2,138,368)	(3,028,127)	(1,897,423)	(830,083)

Net increase (decrease)	102,136	2,881,120	452,262	1,000,800

The accompanying notes are an integral part of the financial statements.

52	ARIELINVESTMENTS.COM

	Ariel Focus Fund		Ariel Discovery Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
Operations:
Net investment income (loss)	$571,592	$588,222	$(90,224)	$(192,677)
Net realized gain (loss) on investments	(968,650)	4,501,775	(6,219,725)	2,921,401
Change in net unrealized appreciation (depreciation) on investments	6,523,742	(12,497,190)	9,026,391	(8,990,160)

Net increase (decrease) in net assets from operations	6,126,684	(7,407,193)	2,716,442	(6,261,436)

Distributions to shareholders:
Net investment income
Investor Class	(401,524)	(403,404)	—	—
Institutional Class	(175,566)	(136,885)	—	—
Capital gains
Investor Class	(3,802,984)	(5,136,235)	(384,753)	(494,961)
Institutional Class	(1,167,998)	(1,205,972)	(1,706,059)	(1,846,490)

Total distributions	(5,548,072)	(6,882,496)	(2,090,812)	(2,341,451)

Share transactions:
Shares issued
Investor Class	3,592,173	7,446,501	1,523,007	1,617,271
Institutional Class	457,414	149,009	894,049	3,713,192
Shares issued in reinvestment of dividends and distributions
Investor Class	3,621,973	4,800,743	382,050	485,212
Institutional Class	1,341,538	1,339,752	1,706,060	1,846,490
Shares redeemed
Investor Class	(5,021,280)	(20,887,925)	(1,167,860)	(4,684,689)
Institutional Class	(664,247)	(680,965)	(419,104)	(8,117,031)

Net increase (decrease) from share transactions	3,327,571	(7,832,885)	2,918,202	(5,139,555)

Total increase (decrease) in net assets	3,906,183	(22,122,574)	3,543,832	(13,742,442)

Net assets:
Beginning of year	43,885,022	66,007,596	32,498,640	46,241,082

End of year	$47,791,205	$43,885,022	$36,042,472	$32,498,640

Undistributed net investment income (loss) included in net assets at end of year	$431,635	$437,188	$—	$—

Capital share transactions:
Investor shares
Shares sold	321,824	532,475	182,746	139,906
Shares issued to holders in reinvestment of dividends	326,427	340,544	44,684	41,578
Shares redeemed	(457,778)	(1,543,154)	(140,490)	(396,400)

Net increase (decrease)	190,473	(670,135)	86,940	(214,916)

Institutional shares
Shares sold	40,374	10,694	103,593	342,262
Shares issued to holders in reinvestment of dividends	121,077	94,904	197,005	156,748
Shares redeemed	(60,213)	(49,255)	(49,651)	(680,129)

Net increase (decrease)	101,238	56,343	250,947	(181,119)

The accompanying notes are an integral part of the financial statements.

800.292.7435	53

Statements of changes in net assets (continued)

	Ariel International Fund		Ariel Global Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
Operations:
Net investment income (loss)	$2,190,257	$242,342	$1,104,878	$823,095
Net realized gain (loss) on investments, foreign currency translations and forward currency contracts	2,037,223	(278,165)	1,181,057	(56,724)
Change in net unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	3,301,472	(735,095)	5,803,126	(3,854,262)

Net increase (decrease) in net assets from operations	7,528,952	(770,918)	8,089,061	(3,087,891)

Distributions to shareholders:
Net investment income
Investor Class	(60,860)	(51,220)	(57,676)	—
Institutional Class	(36,774)	(160,003)	(830,402)	(728,413)
Capital gains
Investor Class	(10,016)	(125,440)	—	(28,533)
Institutional Class	(4,359)	(221,181)	—	(551,839)

Total distributions	(112,009)	(557,844)	(888,078)	(1,308,785)

Share transactions:
Shares issued
Investor Class	72,570,711	8,597,223	3,585,964	4,233,566
Institutional Class	108,200,324	1,520,495	15,343,818	1,323,358
Shares issued in reinvestment of dividends and distributions
Investor Class	68,255	140,873	49,300	17,785
Institutional Class	40,280	366,323	825,218	1,271,708
Shares redeemed
Investor Class	(14,772,898)	(1,531,911)	(1,264,976)	(541,673)
Institutional Class	(1,296,305)	(184,759)	(1,396,199)	(562,837)

Net increase (decrease) from share transactions	164,810,367	8,908,244	17,143,125	5,741,907

Total increase (decrease) in net assets	172,227,310	7,579,482	24,344,108	1,345,231

Net assets:
Beginning of year	20,876,694	13,297,212	58,097,860	56,752,629

End of year	$193,104,004	$20,876,694	$82,441,968	$58,097,860

Undistributed net investment income (loss) included in net assets at end of year	$3,692,636	$13,921	$1,475,632	$736,328

Capital share transactions:
Investor shares
Shares sold	5,703,817	661,312	256,508	301,181
Shares issued to holders in reinvestment of dividends	5,369	11,371	3,567	1,263
Shares redeemed	(1,171,827)	(121,811)	(89,913)	(39,169)

Net increase (decrease)	4,537,359	550,872	170,162	263,275

Institutional shares
Shares sold	8,596,238	121,091	1,128,778	98,900
Shares issued to holders in reinvestment of dividends	3,228	30,111	61,492	93,004
Shares redeemed	(103,001)	(14,782)	(100,907)	(41,550)

Net increase (decrease)	8,496,465	136,420	1,089,363	150,354

The accompanying notes are an integral part of the financial statements.

54	ARIELINVESTMENTS.COM

Financial highlights For a share outstanding throughout each period

	Year ended September 30
Ariel Fund (Investor Class)	2016	2015	2014	2013	2012
Net asset value, beginning of year	$63.93	$75.33	$65.57	$49.67	$36.74
Income from investment operations:
Net investment income	0.62	0.50	0.67	0.48	0.29
Net realized and unrealized gain (loss) on investments	8.86	(2.07)	9.50	15.91	12.73

Total from investment operations	9.48	(1.57)	10.17	16.39	13.02

Distributions to shareholders:
Dividends from net investment income	(0.41)	(0.40)	(0.41)	(0.49)	(0.09)
Distributions from capital gains	(9.26)	(9.43)	—	—	—

Total distributions	(9.67)	(9.83)	(0.41)	(0.49)	(0.09)

Net asset value, end of year	$63.74	$63.93	$75.33	$65.57	$49.67

Total return	15.55%	(3.40)%	15.52%	33.28%	35.48%

Supplemental data and ratios:
Net assets, end of year, in thousands	$1,467,270	$1,494,724	$1,759,016	$1,787,490	$1,422,415
Ratio of expenses to average net assets	1.02%	1.02%	1.03%	1.03%	1.06%
Ratio of net investment income to average net assets	1.02%	0.67%	0.88%	0.83%	0.56%
Portfolio turnover rate	20%	25%	29%	30%	27%
	Year ended September 30
Ariel Fund (Institutional Class)	2016	2015	2014	2013	December 30, 2011(a) to September 30, 2012
Net asset value, beginning of period	$64.08	$75.49	$65.70	$49.79	$42.97
Income from investment operations:
Net investment income	0.77	0.57	0.81	0.59	0.36
Net realized and unrealized gain (loss) on investments	8.91	(1.93)	9.60	16.00	6.46

Total from investment operations	9.68	(1.36)	10.41	16.59	6.82

Distributions to shareholders:
Dividends from net investment income	(0.63)	(0.62)	(0.62)	(0.68)	—
Distributions from capital gains	(9.26)	(9.43)	—	—	—

Total distributions	(9.89)	(10.05)	(0.62)	(0.68)	—

Net asset value, end of period	$63.87	$64.08	$75.49	$65.70	$49.79

Total return	15.87%	(3.11)%	15.88%	33.72%	15.87%(b)

Supplemental data and ratios:
Net assets, end of period, in thousands	$521,595	$516,743	$391,219	$365,694	$103,092
Ratio of expenses to average net assets	0.72%	0.72%	0.72%	0.72%	0.68%(c)
Ratio of net investment income to average net assets	1.31%	0.97%	1.21%	1.04%	1.06%(c)
Portfolio turnover rate	20%	25%	29%	30%	27%(b)

(a)Commencement of operations.

(b)Not annualized.

(c)Annualized.

The accompanying notes are an integral part of the financial statements.

800.292.7435	55

Financial highlights For a share outstanding throughout each period (continued)

	Year ended September 30
Ariel Appreciation Fund (Investor Class)	2016	2015	2014	2013	2012
Net asset value, beginning of year	$48.01	$56.12	$53.83	$45.13	$34.81
Income from investment operations:
Net investment income	0.70	0.50	0.43	0.44	0.35
Net realized and unrealized gain (loss) on investments	5.62	(2.08)	5.92	13.08	10.52

Total from investment operations	6.32	(1.58)	6.35	13.52	10.87

Distributions to shareholders:
Dividends from net investment income	(0.50)	(0.37)	(0.42)	(0.33)	(0.16)
Distributions from capital gains	(4.93)	(6.16)	(3.64)	(4.49)	(0.39)

Total distributions	(5.43)	(6.53)	(4.06)	(4.82)	(0.55)

Net asset value, end of year	$48.90	$48.01	$56.12	$53.83	$45.13

Total return	13.66%	(3.89)%	12.22%	34.31%	31.57%

Supplemental data and ratios:
Net assets, end of year, in thousands	$1,483,144	$1,557,796	$1,777,388	$1,758,277	$1,290,470
Ratio of expenses to average net assets	1.12%	1.12%	1.12%	1.13%	1.17%
Ratio of net investment income to average net assets	1.43%	0.95%	0.79%	1.00%	0.79%
Portfolio turnover rate	14%	22%	24%	28%	28%

	Year ended September 30
Ariel Appreciation Fund (Institutional Class)	2016	2015	2014	2013	December 30, 2011(a) to September 30, 2012
Net asset value, beginning of period	$48.17	$56.28	$53.95	$45.19	$38.70
Income from investment operations:
Net investment income	0.72	0.65	0.60	0.35	0.32
Net realized and unrealized gain (loss) on investments	5.76	(2.04)	5.96	13.34	6.17

Total from investment operations	6.48	(1.39)	6.56	13.69	6.49

Distributions to shareholders:
Dividends from net investment income	(0.69)	(0.56)	(0.59)	(0.44)	—
Distributions from capital gains	(4.93)	(6.16)	(3.64)	(4.49)	—

Total distributions	(5.62)	(6.72)	(4.23)	(4.93)	—

Net asset value, end of period	$49.03	$48.17	$56.28	$53.95	$45.19

Total return	14.01%	(3.55)%	12.59%	34.76%	16.77%(b)

Supplemental data and ratios:
Net assets, end of period, in thousands	$219,206	$193,561	$169,839	$118,732	$14,934
Ratio of expenses to average net assets	0.82%	0.79%	0.79%	0.80%	0.99%(c)
Ratio of net investment income to average net assets	1.73%	1.31%	1.16%	1.35%	1.08%(c)
Portfolio turnover rate	14%	22%	24%	28%	28%(b)

(a)Commencement of operations.

(b)Not annualized.

(c)Annualized.

The accompanying notes are an integral part of the financial statements.

56	ARIELINVESTMENTS.COM

	Year ended September 30
Ariel Focus Fund (Investor Class)	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.70	$15.12	$13.85	$10.95	$9.27
Income from investment operations:
Net investment income	0.13	0.14	0.11	0.14	0.10
Net realized and unrealized gain (loss) on investments	1.46	(1.99)	1.95	2.89	1.64

Total from investment operations	1.59	(1.85)	2.06	3.03	1.74

Distributions to shareholders:
Dividends from net investment income	(0.13)	(0.11)	(0.09)	(0.13)	(0.06)
Distributions from capital gains	(1.33)	(1.46)	(0.70)	—	—

Total distributions	(1.46)	(1.57)	(0.79)	(0.13)	(0.06)

Net asset value, end of year	$11.83	$11.70	$15.12	$13.85	$10.95

Total return	14.59%	(13.98)%	15.42%	28.02%	18.81%

Supplemental data and ratios:
Net assets, end of year, in thousands	$36,173	$33,553	$53,500	$43,925	$33,274
Ratio of expenses to average net assets, including waivers	1.00%	1.00%	1.08%	1.25%	1.25%
Ratio of expenses to average net assets, excluding waivers	1.35%	1.37%	1.40%	1.54%	1.58%
Ratio of net investment income to average net assets, including waivers	1.23%	0.89%	0.78%	1.19%	0.88%
Ratio of net investment income to average net assets, excluding waivers	0.88%	0.52%	0.46%	0.90%	0.55%
Portfolio turnover rate	20%	16%	40%	41%	32%
	Year ended September 30
Ariel Focus Fund (Institutional Class)	2016	2015	2014	2013	December 30, 2011(a) to September 30, 2012
Net asset value, beginning of period	$11.71	$15.14	$13.87	$10.97	$9.82
Income from investment operations:
Net investment income	0.15	0.15	0.15	0.19	0.10
Net realized and unrealized gain (loss) on investments	1.46	(1.97)	1.96	2.87	1.05

Total from investment operations	1.61	(1.82)	2.11	3.06	1.15

Distributions to shareholders:
Dividends from net investment income	(0.18)	(0.15)	(0.14)	(0.16)	—
Distributions from capital gains	(1.33)	(1.46)	(0.70)	—	—

Total distributions	(1.51)	(1.61)	(0.84)	(0.16)	—

Net asset value, end of period	$11.81	$11.71	$15.14	$13.87	$10.97

Total return	14.83%	(13.77)%	15.74%	28.36%	11.71%(b)

Supplemental data and ratios:
Net assets, end of period, in thousands	$11,618	$10,332	$12,507	$11,372	$10,470
Ratio of expenses to average net assets, including waivers	0.75%	0.75%	0.83%	1.00%	1.00%(c)
Ratio of expenses to average net assets, exluding waivers	1.08%	1.07%	1.06%	1.19%	1.29%(c)
Ratio of net investment income to average net assets, including waivers	1.48%	1.15%	1.02%	1.46%	1.15%(c)
Ratio of net investment income to average net assets, excluding waivers	1.15%	0.84%	0.79%	1.27%	0.86%(c)
Portfolio turnover rate	20%	16%	40%	41%	32%(b)

(a)Commencement of operations.

(b)Not annualized.

(c)Annualized.

The accompanying notes are an integral part of the financial statements.

800.292.7435	57

Financial highlights For a share outstanding throughout each period (continued)

	Year ended September 30
Ariel Discovery Fund (Investor Class)	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.03	$11.59	$12.47	$10.63	$7.71
Income from investment operations:
Net investment loss	(0.04)	(0.11)	(0.10)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	0.71	(1.79)	(0.60)	1.90	3.00

Total from investment operations	0.67	(1.90)	(0.70)	1.84	2.92

Distributions to shareholders:
Distributions from capital gains	(0.58)	(0.66)	(0.18)	—	—

Total distributions	(0.58)	(0.66)	(0.18)	—	—

Net asset value, end of year	$9.12	$9.03	$11.59	$12.47	$10.63

Total return	7.90%	(17.69)%	(5.80)%	17.31%	37.87%

Supplemental data and ratios:
Net assets, end of year, in thousands	$6,913	$6,058	$10,272	$10,239	$4,240
Ratio of expenses to average net assets, including waivers	1.25%	1.25%	1.33%	1.50%	1.50%
Ratio of expenses to average net assets, excluding waivers	1.86%	2.10%	1.93%	2.90%	5.18%
Ratio of net investment income (loss) to average net assets, including waivers	(0.48)%	(0.67)%	(0.79)%	(0.79)%	(0.92)%
Ratio of net investment income (loss) to average net assets, excluding waivers	(1.09)%	(1.52)%	(1.39)%	(2.19)%	(4.60)%
Portfolio turnover rate	45%	29%	36%	31%	33%

	Year ended September 30
Ariel Discovery Fund (Institutional Class)	2016	2015	2014	2013	December 30, 2011(a) to September 30, 2012
Net asset value, beginning of period	$9.13	$11.69	$12.54	$10.66	$9.01
Income from investment operations:
Net investment loss	(0.02)	(0.04)	(0.06)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	0.73	(1.86)	(0.61)	1.91	1.70

Total from investment operations	0.71	(1.90)	(0.67)	1.88	1.65

Distributions to shareholders:
Distributions from capital gains	(0.58)	(0.66)	(0.18)	—	—

Total distributions	(0.58)	(0.66)	(0.18)	—	—

Net asset value, end of period	$9.26	$9.13	$11.69	$12.54	$10.66

Total return	8.27%	(17.53)%	(5.52)%	17.64%	18.31%(b)

Supplemental data and ratios:
Net assets, end of period, in thousands	$29,129	$26,441	$35,970	$27,096	$2,244
Ratio of expenses to average net assets, including waivers	1.00%	1.00%	1.07%	1.25%	1.25%(c)
Ratio of expenses to average net assets, exluding waivers	1.32%	1.29%	1.25%	1.93%	4.78%(c)
Ratio of net investment income (loss) to average net assets, including waivers	(0.23)%	(0.42)%	(0.53)%	(0.61)%	(0.75)%(c)
Ratio of net investment income (loss) to average net assets, excluding waivers	(0.55)%	(0.71)%	(0.71)%	(1.29)%	(4.28)%(c)
Portfolio turnover rate	45%	29%	36%	31%	33%(b)

(a)Commencement of operations.

(b)Not annualized.

(c)Annualized.

The accompanying notes are an integral part of the financial statements.

58	ARIELINVESTMENTS.COM

	Year ended September 30
Ariel International Fund (Investor Class)	2016	2015	2014	2013	December 30, 2011(a) to September 30, 2012
Net asset value, beginning of period	$12.17	$12.85	$12.38	$9.77	$10.00
Income from investment operations:
Net investment income	0.14	0.01	0.22	0.07	0.16
Net realized and unrealized gain (loss) on investments	0.93	(0.23)	0.41	2.65	(0.39)

Total from investment operations	1.07	(0.22)	0.63	2.72	(0.23)

Distributions to shareholders:
Dividends from net investment income	(0.02)	(0.13)	—	(0.11)	—
Distributions from capital gains	(0.01)	(0.33)	(0.16)	—	—

Total distributions	(0.03)	(0.46)	(0.16)	(0.11)	—

Net asset value, end of period	$13.21	$12.17	$12.85	$12.38	$9.77

Total return	8.76%	(1.79)%	5.22%	28.11%	(2.30)%(b)

Supplemental data and ratios:
Net assets, end of period, in thousands	$72,200	$11,290	$4,842	$2,260	$1,313
Ratio of expenses to average net assets, including waivers	1.25%	1.26%(c)	1.29%	1.40%	1.40%(d)
Ratio of expenses to average net assets, excluding waivers	1.52%	3.49%	4.24%	9.36%	17.00%(d)
Ratio of net investment income to average net assets, including waivers	1.94%	1.39%	2.13%	0.98%	2.93%(d)
Ratio of net investment income (loss) to average net assets, excluding waivers	1.67%	(0.84)%	(0.82)%	(6.98)%	(12.67)%(d)
Portfolio turnover rate	27%	34%	19%	29%	21%(b)

	Year ended September 30
Ariel International Fund (Institutional Class)	2016	2015	2014	2013	December 30, 2011(a) to September 30, 2012
Net asset value, beginning of period	$11.96	$12.71	$12.26	$9.78	$10.00
Income from investment operations:
Net investment income	0.20	0.18	0.29	0.14	0.11
Net realized and unrealized gain (loss) on investments	0.87	(0.37)	0.38	2.59	(0.33)

Total from investment operations	1.07	(0.19)	0.67	2.73	(0.22)

Distributions to shareholders:
Dividends from net investment income	(0.02)	(0.23)	(0.06)	(0.25)	—
Distributions from capital gains	(0.01)	(0.33)	(0.16)	—	—

Total distributions	(0.03)	(0.56)	(0.22)	(0.25)	—

Net asset value, end of period	$13.00	$11.96	$12.71	$12.26	$9.78

Total return	8.98%	(1.48)%	5.48%	28.42%	(2.20)%(b)

Supplemental data and ratios:
Net assets, end of period, in thousands	$120,904	$9,587	$8,455	$4,129	$1,926
Ratio of expenses to average net assets, including waivers	1.00%	1.01%(c)	1.03%	1.15%	1.15%(d)
Ratio of expenses to average net assets, excluding waivers	1.10%	2.68%	3.17%	6.53%	15.70%(d)
Ratio of net investment income to average net assets, including waivers	2.41%	1.69%	2.49%	1.09%	3.41%(d)
Ratio of net investment income (loss) to average net assets, excluding waivers	2.31%	0.02%	0.35%	(4.29)%	(11.14)%(d)
Portfolio turnover rate	27%	34%	19%	29%	21%(b)

(a)Commencement of operations.

(b)Not annualized.

(c)These ratios round to 1.26% and 1.01% due to interest expense which is excluded from the expense waiver.

(d)Annualized.

The accompanying notes are an integral part of the financial statements.

800.292.7435	59

Financial highlights For a share outstanding throughout each period (continued)

	Year ended September 30
Ariel Global Fund (Investor Class)	2016	2015	2014	2013	December 30, 2011(a) to September 30, 2012
Net asset value, beginning of period	$13.11	$13.96	$12.91	$10.02	$10.00
Income from investment operations:
Net investment income (loss)	0.12	(0.07)	0.14	0.02	0.18
Net realized and unrealized gain (loss) on investments	1.48	(0.64)	1.20	2.87	(0.16)

Total from investment operations	1.60	(0.71)	1.34	2.89	0.02

Distributions to shareholders:
Dividends from net investment income	(0.11)	—	—	—	—
Distributions from capital gains	—	(0.14)	(0.29)	—	—

Total distributions	(0.11)	(0.14)	(0.29)	—	—

Net asset value, end of period	$14.60	$13.11	$13.96	$12.91	$10.02

Total return	12.26%	(5.15)%	10.52%	28.84%	0.20%(b)

Supplemental data and ratios:
Net assets, end of period, in thousands	$9,275	$6,095	$2,816	$1,954	$992
Ratio of expenses to average net assets, including waivers	1.25%	1.25%	1.29%	1.40%	1.40%(c)
Ratio of expenses to average net assets, excluding waivers	1.70%	2.71%	3.70%	5.37%	12.33%(c)
Ratio of net investment income to average net assets, including waivers	1.34%	1.30%	1.56%	0.81%	2.67%(c)
Ratio of net investment income (loss) to average net assets, excluding waivers	0.90%	(0.16)%	(0.85)%	(3.16)%	(8.26)%(c)
Portfolio turnover rate	31%	35%	20%	39%	26%(b)

	Year ended September 30
Ariel Global Fund (Institutional Class)	2016	2015	2014	2013	December 30, 2011(a) to September 30, 2012
Net asset value, beginning of period	$12.81	$13.79	$12.76	$10.04	$10.00
Income from investment operations:
Net investment income	0.20	0.18	0.16	0.08	0.14
Net realized and unrealized gain (loss) on investments	1.40	(0.84)	1.20	2.81	(0.10)

Total from investment operations	1.60	(0.66)	1.36	2.89	0.04

Distributions to shareholders:
Dividends from net investment income	(0.20)	(0.18)	(0.04)	(0.17)	—
Distributions from capital gains	—	(0.14)	(0.29)	—	—

Total distributions	(0.20)	(0.32)	(0.33)	(0.17)	—

Net asset value, end of period	$14.21	$12.81	$13.79	$12.76	$10.04

Total return	12.56%	(4.88)%	10.84%	29.15%	0.40%(b)

Supplemental data and ratios:
Net assets, end of period, in thousands	$73,166	$52,002	$53,937	$25,975	$10,677
Ratio of expenses to average net assets, including waivers	1.00%	1.00%	1.04%	1.15%	1.15%(c)
Ratio of expenses to average net assets, exluding waivers	1.14%	1.30%	1.51%	2.51%	4.07%(c)
Ratio of net investment income to average net assets, including waivers	1.60%	1.40%	1.71%	0.97%	3.26%(c)
Ratio of net investment income (loss) to average net assets, excluding waivers	1.47%	1.10%	1.24%	(0.39)%	0.34%(c)
Portfolio turnover rate	31%	35%	20%	39%	26%(b)

(a)Commencement of operations.

(b)Not annualized.

(c)Annualized.

The accompanying notes are an integral part of the financial statements.

60	ARIELINVESTMENTS.COM

Notes to schedule of investments	09/30/16

NOTE ONE | ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

Effective April 1, 2016, The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. Prior to April 1, 2016, State Street Bank and Trust provided fund accounting and custody services and U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) provided fund administration and tax reporting services to the Trust. U.S. Bancorp continues to serve as the Funds’ transfer agent.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Securities transactions and investment income—Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

Subsequent events—In preparing these financial statements, the Trust has evaluated subsequent events after September 30, 2016 and there were no such events that would require adjustment to or additional disclosure in these financial statements.

Fair value measurements—Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

800.292.7435	61

Notes to schedule of investments (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of September 30, 2016 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Level 1	$1,992,875,598	$1,721,019,330	$47,805,363	$36,029,251
Level 2	—	—	—	—
Level 3	—	—	—	—

Fair value at 09/30/16	$1,992,875,598	$1,721,019,330	$47,805,363	$36,029,251

Ariel International Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Consumer discretionary	$20,608,309	$—	$—	$20,608,309
Consumer staples	23,034,941	—	—	23,034,941
Energy	5,754,590	—	—	5,754,590
Financials	16,167,946	290,046	—	16,457,992
Health care	19,928,461	—	—	19,928,461
Industrials	2,795,012	—	—	2,795,012
Information technology	36,264,299	—	—	36,264,299
Real Estate	3,461,343	—	—	3,461,343
Telecommunication services	23,615,074	—	—	23,615,074
Utilities	9,095,492	—	—	9,095,492

Total common stocks	$160,725,467	$290,046	$—	$161,015,513
Exchange traded funds	2,112,270	—	—	2,112,270
Short term investments	13,574,528	—	—	13,574,528

Total investments	$176,412,265	$290,046	$—	$176,702,311

Other financial instruments
Forward currency contracts ^	$—	$(213,679)	$—	$(213,679)

Ariel Global Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Consumer discretionary	$7,610,775	$—	$—	$7,610,775
Consumer staples	4,268,187	—	—	4,268,187
Energy	2,088,331	—	—	2,088,331
Financials	8,850,915	—	—	8,850,915
Health care	17,657,327	—	—	17,657,327
Industrials	3,183,029	—	—	3,183,029
Information technology	17,453,997	—	—	17,453,997
Real Estate	765,643	—	—	765,643
Telecommunication services	9,038,068	—	—	9,038,068
Utilities	3,284,941	—	—	3,284,941

Total common stocks	$74,201,213	$—	$—	$74,201,213
Short term investments	6,005,699	—	—	6,005,699

Total investments	$80,206,912	$—	$—	$80,206,912

Other financial instruments
Forward currency contracts ^	$—	$(13,326)	$—	$(13,326)

62	ARIELINVESTMENTS.COM

09/30/16

Ariel International Fund
Transfers into Level 1	$—
Transfers out of Level 1	—
Transfers into Level 2	290,046
Transfers out of Level 2	—

There were no transfers between levels for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund and Ariel Global Fund. Ariel International Fund had a transfer of $290,046 from Level 1 to Level 2 due to the fair value factor being applied on September 30, 2016. Transfers between levels are recognized at the end of the reporting period.

*	As of September 30, 2016, the only Level 2 investments held were securities fair valued due to market holiday and forward currency contracts.

^	Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Appreciation of forward currency contracts and Depreciation of forward currency contracts shown in the Statements of Assets and Liabilities for each Fund.

Offsetting assets and liabilities—The Funds are subject to various master netting agreements (“Master Netting Agreements”), which govern the terms of certain transactions with select counterparties. Master Netting Agreements seek to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that seeks to improve legal certainty. The Master Netting Agreements allow the Funds to close out and net their total exposure to a counterparty in the event of a default by the other party or a termination event including, but not limited to, failure to pay or deliver or breach of the terms of the agreement with respect to all the transactions governed under a single agreement with that counterparty. The Master Netting Agreements may also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Agreements, collateral may be transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Agreement. The Funds are not currently collateralizing their exposures under foreign exchange trades. Exposure relating to open forward currency contracts is disclosed on the Statements of Assets and Liabilities. The following is a summary of offsetting transactions as of September 30, 2016:

				Gross amounts not offset in the Statement of Assets & Liabilities
	Gross amounts of recognized assets	Gross amounts offset in the Statement of Assets & Liabilities	Net amounts presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral pledged (received)	Net amount
Forward currency contracts
Ariel International Fund	$178,719	$—	$178,719	$(392,398)	$—	$(213,679)
Ariel Global Fund	34,579	—	34,579	(47,905)	—	(13,326)

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party. Net realized gains (losses) and Net unrealized appreciation (depreciation) on investments include the effects of changes in exchange rates on the underlying investments. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies until the assets or liabilities are settled in cash, at which time they are recorded as net realized gains (losses) on foreign currency translations.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily and any resulting unrealized gains (losses) are recorded as net unrealized appreciation (depreciation) on forward currency contracts. The Funds record realized gains (losses) at the time the forward currency contract is settled or closed on the Statements of Operations as net realized gain (loss) on forward currency contracts.

800.292.7435	63

Notes to schedule of investments (continued)

Class and expense allocations—Each class of shares has equal rights as to assets and earnings, except that shareholders of each class bear certain class-specific expenses related to marketing and distribution and shareholder servicing and communication. Income, other non-class-specific expense, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. Ariel International Fund and Ariel Global Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, fund administration, fund accounting, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Distributions to shareholders—Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually and recorded on ex-dividend date.

Distributions to shareholders are determined in accordance with federal income tax regulations and may differ from net investment income and realized capital gains for financial reporting purposes. Reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. These differences are primarily due to distribution reclasses, net operating loss and foreign currency. Reclassifications recorded at September 30, 2016 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Paid-in-capital	$—	$—	$—	$(100,156)	$—	$—

Undistributed net investment income (loss)	(1,000,369)	(458,267)	(55)	90,224	1,586,092	522,504

Accumulated net realized gain (loss)	1,000,369	458,267	55	9,932	(1,586,092)	(522,504)

NOTE THREE | INVESTMENT TRANSACTIONS, DISTRIBUTIONS AND FEDERAL INCOME TAX MATTERS

Purchases and sales—Purchases and proceeds from sales of securities, excluding short-term investments and U.S. government securities, for the year ended September 30, 2016 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Purchases	$404,960,274	$242,291,332	$8,937,251	$14,097,023	$163,656,284	$31,178,507
Sales	705,944,749	504,622,204	10,485,073	14,134,511	23,164,822	20,170,644

Income Tax Matters—It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds file US federal income tax returns in addition to state and local tax returns that may be required. Management has analyzed the Funds’ tax positions taken for all open federal income tax years (September 30, 2013 – 2016), and has concluded that no provision for federal income tax is required in the financial statements.

64	ARIELINVESTMENTS.COM

09/30/16

The cost and unrealized appreciation and depreciation of securities on a federal income tax basis at September 30, 2016 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Cost of investments	$1,453,239,865	$1,191,622,314	$41,316,093	$39,380,864	$173,534,635	$73,545,346

Gross unrealized appreciation	721,498,131	670,556,282	11,187,616	5,746,804	7,572,150	8,803,447
Gross unrealized depreciation	(181,862,398)	(141,159,266)	(4,698,346)	(9,098,417)	(4,404,474)	(2,141,881)

Net unrealized appreciation (depreciation)	$539,635,733	$529,397,016	$6,489,270	$(3,351,613)	$3,167,676	$6,661,566

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses on wash sales and partnership adjustments.

The tax character of distributions paid during the years ended September 30 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund
	2016	2015	2016	2015	2016	2015
Distributions from:
Ordinary income	$16,296,998	$34,143,344	$31,164,768	$54,262,132	$736,884	$1,911,066
Long-term capital gains	288,406,078	250,909,094	166,700,493	172,243,946	4,811,188	4,971,430

Total distributions	$304,703,076	$285,052,438	$197,865,261	$226,506,078	$5,548,072	$6,882,496

	Ariel Discovery Fund		Ariel International Fund		Ariel Global Fund
	2016	2015	2016	2015	2016	2015
Distributions from:
Ordinary income	$15,925	$1,505,861	$97,642	$365,219	$888,078	$1,035,548
Long-term capital gains	2,074,887	835,590	14,367	192,625	—	273,237

Total distributions	$2,090,812	$2,341,451	$112,009	$557,844	$888,078	$1,308,785

The components of accumulated earnings at September 30, 2016 on a federal income tax basis were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Undistributed ordinary income	$2,430,821	$18,949,970	$362,511	$—	$4,161,744	$2,163,346
Undistributed long-term capital gains	125,965,498	92,284,785	—	—	—	237,335

Tax accumulated earnings	128,396,319	111,234,755	362,511	—	4,161,744	2,400,681
Accumulated capital and other losses	—	—	(1,541,056)	(6,284,615)	—	—
Unrealized appreciation (depreciation)	539,635,733	529,397,016	6,489,270	(3,351,613)	3,116,124	6,649,831

Total accumulated earnings	$668,032,052	$640,631,771	$5,310,725	$(9,636,228)	$7,277,868	$9,050,512

At September 30, 2016, Ariel Focus Fund had post October capital loss deferrals of $1,541,056.

At September 30, 2016, long-term capital losses of $6,284,615 incurred by Ariel Discovery Fund are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010.

800.292.7435	65

Notes to schedule of investments (continued)

NOTE FOUR | INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH RELATED PARTIES

Management fees—Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund under an agreement (the “Management Agreement”). The Advisor provides investment advisory services to Ariel International Fund and Ariel Global Fund under an Advisory Agreement (collectively, the “Agreements”). Pursuant to the Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Average daily net assets:
First $500 million	0.65%	0.75%	0.65%	0.80%	0.80%	0.80%
Next $500 million	0.60%	0.70%	0.60%	0.75%	0.80%	0.80%
Over $1 billion	0.55%	0.65%	0.55%	0.70%	0.75%	0.75%

The Adviser has contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses exceed certain limits as shown below:

			Ariel Focus Fund		Ariel Discovery Fund
	Ariel Fund Investor Class	Ariel Appreciation Fund Investor Class	Investor Class	Institutional Class	Investor Class	Institutional Class
First $30 million*	1.50%	1.50%	—	—	—	—
Over $30 million*	1.00%	1.00%	—	—	—	—
On average daily net assets**	—	—	1.00%	0.75%	1.25%	1.00%
Expiration of waiver**	—	—	2017	2017	2017	2017

			Ariel International Fund		Ariel Global Fund
			Investor Class	Institutional Class	Investor Class	Institutional Class
On average daily net assets**			1.25%	1.00%	1.25%	1.00%
Expiration of waiver**			2017	2017	2017	2017

*	Exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items.
**	Through September 30 of the respective year. After this date there is no assurance that such expenses will be limited. The Advisor has no right to recapture previously-waived fees.

Distribution fees—Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act for the Investor Class of the Funds. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets are paid weekly to the Distributor for its services. For the year ended September 30, 2016 distribution fee expenses were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Paid to Distributor	$3,730,834	$3,822,890	$84,067	$15,255	$115,908	$19,595
Paid to broker/dealers	2,859,209	2,943,781	33,710	5,229	106,753	14,597

The remaining amounts were retained by the Distributor for its services, advertising, and other distribution expenses.

Trustees’ fees—Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

66	ARIELINVESTMENTS.COM

09/30/16

NOTE FIVE | FORWARD CURRENCY CONTRACTS

At September 30, 2016, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Ariel International Fund
10/11/2016	UBS	NOK	3,780,881	EUR	400,372	$22,955
10/11/2016	UBS	SEK	3,796,539	EUR	400,372	(7,195)
10/24/2016	UBS	SGD	359,956	USD	265,067	(1,065)
10/24/2016	UBS	GBP	2,010,941	USD	2,650,668	(42,867)
10/24/2016	UBS	AUD	731,856	USD	545,726	14,078
10/24/2016	UBS	USD	310,863	CNH	2,086,062	(1,179)
11/10/2016	UBS	GBP	535,658	CNH	4,697,352	(7,024)
11/10/2016	UBS	JPY	114,331,622	CNH	7,637,689	(11,813)
11/10/2016	UBS	USD	6,847,017	CNH	45,558,000	39,708
11/10/2016	UBS	USD	1,049,768	EUR	921,000	13,171
11/10/2016	UBS	USD	1,155,333	EUR	1,021,004	6,180
11/10/2016	UBS	AUD	1,772,082	USD	1,353,541	1,416
11/10/2016	UBS	AUD	6,309,896	USD	4,842,000	(17,371)
11/10/2016	UBS	GBP	2,416,976	USD	3,186,000	(50,687)
11/10/2016	UBS	JPY	959,212,352	USD	9,632,000	(156,499)
11/10/2016	UBS	NOK	3,302,296	USD	405,000	8,123
11/10/2016	UBS	SGD	1,094,951	USD	818,000	(14,869)
11/10/2016	UBS	SEK	19,167,376	USD	2,309,000	(70,058)

Subtotal UBS						(274,996)

11/10/2016	Northern Trust	AUD	1,596,978	CAD	1,562,000	30,101
11/10/2016	Northern Trust	AUD	665,541	CAD	668,000	(444)
11/10/2016	Northern Trust	USD	288,667	CAD	371,306	5,559
11/10/2016	Northern Trust	EUR	494,981	CNH	3,756,000	(4,117)
11/10/2016	Northern Trust	USD	1,443,539	CNH	9,658,000	434
11/10/2016	Northern Trust	AUD	1,790,034	CHF	1,301,000	26,215
11/10/2016	Northern Trust	AUD	2,194,002	USD	1,675,000	2,563
11/10/2016	Northern Trust	EUR	91,598	USD	104,056	(962)
11/10/2016	Northern Trust	JPY	104,492,032	USD	1,024,000	8,216
11/10/2016	Northern Trust	SGD	584,717	USD	434,000	(5,118)
11/10/2016	Northern Trust	SEK	4,656,017	USD	545,000	(1,130)

Subtotal Northern Trust						61,317

Total						$(213,679)

800.292.7435	67

Notes to schedule of investments (continued)

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Ariel Global Fund
10/24/2016	UBS	USD	198,511	CNH	1,332,121	$(753)
10/24/2016	UBS	USD	580,481	EUR	525,638	(10,675)
11/10/2016	UBS	JPY	81,822,740	CNH	5,466,000	(8,455)
11/10/2016	UBS	USD	2,088,429	CNH	13,895,780	12,112
11/10/2016	UBS	USD	304,574	EUR	267,214	3,821
11/10/2016	UBS	USD	657,092	EUR	582,425	1,565
11/10/2016	UBS	USD	684,995	EUR	608,145	520

Subtotal UBS						(1,865)

11/10/2016	Northern Trust	AUD	781,166	CHF	583,000	(4,293)
11/10/2016	Northern Trust	AUD	1,110,063	EUR	761,513	(8,324)
11/10/2016	Northern Trust	AUD	325,149	GBP	190,026	2,111
11/10/2016	Northern Trust	CAD	548,385	CHF	407,753	(2,626)
11/10/2016	Northern Trust	CAD	797,358	EUR	545,000	(5,447)
11/10/2016	Northern Trust	EUR	276,687	CNH	2,099,545	(2,301)
11/10/2016	Northern Trust	JPY	66,774,710	EUR	588,039	(2,217)
11/10/2016	Northern Trust	SEK	1,787,251	EUR	187,988	(2,814)
11/10/2016	Northern Trust	SEK	2,064,667	GBP	185,007	1,182
11/10/2016	Northern Trust	USD	946,776	CHF	904,938	12,994
11/10/2016	Northern Trust	USD	911,741	CNH	6,100,000	274

Subtotal Northern Trust						(11,461)

Total						$(13,326)

As reflected in the Statements of Operations, net realized gain (loss) and the change in net unrealized appreciation (depreciation) on forward currency contracts for the year ended September 30, 2016 were:

	Ariel International Fund	Ariel Global Fund
Net realized gain (loss) on forward currency contracts	$1,085,383	$385,712
Change in net unrealized appreciation (depreciation) on forward currency contracts	(162,786)	42,091

For the year ended September 30, 2016, the volume of the forward currency contracts is measured by the number of trades during the period and the average notional amount. Ariel International Fund and Ariel Global Fund had 253 and 104 forward currency trades during the year with an average notional value of $687,523 and $467,577, respectively.

68	ARIELINVESTMENTS.COM

09/30/16

NOTE SIX | TRANSACTIONS WITH AFFILIATED COMPANIES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The following transactions were made during the year ended September 30, 2016, with affiliated companies:

	Share activity				Year ended September 30, 2016
Security name	Balance September 30, 2015	Purchases	Sales	Balance September 30, 2016	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares
Ariel Fund
Bristow Group Inc.	2,067,460	1,584,035	503,700	3,147,795	$44,132,086	$1,265,335	$(27,117,169)
Contango Oil & Gas Co.	1,928,817	—	—	1,928,817	19,712,510	—	—
MTS Systems Corp.	856,616	38,000	—	894,616	41,179,175	793,755	—

					$105,023,771	$2,059,090	$(27,117,169)

Ariel Appreciation Fund
Bristow Group Inc.	1,973,718	453,246	—	2,426,964	$34,026,035	$1,174,182	$—

NOTE SEVEN | LINE OF CREDIT

The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with Northern Trust Company. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the sum of 1.00% and the Federal Funds Target Rate. For the period October 1, 2015 through March 31, 2016, the Funds had a $125,000,000 Line of Credit, which was uncommitted, with State Street Bank and Trust Company. Interest during this period was based on the minimum of the higher of the federal funds rate or the overnight LIBOR rate in effect at the time of borrowing, plus a margin of 1.25%.

For the year ended September 30, 2016, the details of the borrowings were as follows:

Fund	Average daily borrowings	Number of days outstanding	Weighted average annualized interest rate
Ariel Appreciation Fund	$870,283	8	1.48%
Ariel Focus Fund	903,128	5	1.38%

800.292.7435	69

Report of independent registered public accounting firm

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ARIEL INVESTMENT TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ariel Investment Trust, comprising Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund, and Ariel Global Fund (collectively the “Funds”), as of September 30, 2016, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 18, 2016

70	ARIELINVESTMENTS.COM

Important supplemental information	09/30/16 (UNAUDITED)

2016 TAX INFORMATION

The following information for the fiscal year ended September 30, 2016 for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund is provided pursuant to provisions of the Internal Revenue Code.

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Long term capital gain distributions paid during the year *	$288,406,078	$166,700,493	$4,811,187	$2,074,887	$14,367	$—

Dividends received deduction % for corporate shareholders	100%	76%	100%	—%	1%	26%
* Designated for purposes of the dividends paid deduction.

Complete information will be reported on Forms 1099-DIV sent to shareholders in January 2017. The Funds intend to designate the maximum amount of qualified dividend income allowed.

FOREIGN TAX CREDIT PASS THROUGH

Pursuant to Section 853 of the Internal Revenue Code, Ariel International Fund and Ariel Global Fund designate the following amounts as foreign taxes paid for the year ended September 30, 2016. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Ariel International Fund	Ariel Global Fund
Creditable foreign taxes paid	$266,323	$98,388
Per share amount	$0.0180	$0.0170
Portion of ordinary income distribution derived from foreign sourced income*	96.21%	64.75%
* None of the Funds listed above derived any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes. Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, will receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2016 are available upon request by calling 800-292-7435. Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q which are available on the SEC’s website at www.sec.gov. Additionally, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the Public Reference Room, call 800-SEC-0330.

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to Ariel Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701

800.292.7435	71

Fund expense example	09/30/16 (UNAUDITED)

EXAMPLE

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2016–September 30, 2016.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The right portion of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the right portion of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual		Hypothetical (5% return before expenses)
Fund and return	Beginning account value 4/1/16	Ending account value 09/30/16	Expenses paid during period*	Ending account value 09/30/16	Expenses paid during period*	Annualized expense ratio*

Ariel Fund
Investor Class	$1,000.00	$1,075.90	$5.03	$1,020.15	$4.90	0.97%
Institutional Class	1,000.00	1,077.00	3.74	1,021.40	3.64	0.72%
Ariel Appreciation Fund
Investor Class	$1,000.00	$1,073.10	$5.60	$1,019.60	$5.45	1.08%
Institutional Class	1,000.00	1,074.30	4.30	1,020.85	4.19	0.83%
Ariel Focus Fund
Investor Class	$1,000.00	$1,106.60	$5.27	$1,020.00	$5.05	1.00%
Institutional Class	1,000.00	1,107.90	3.95	1,021.25	3.79	0.75%
Ariel Discovery Fund
Investor Class	$1,000.00	$1,089.60	$6.53	$1,018.75	$6.31	1.25%
Institutional Class	1,000.00	1,092.00	5.23	1,020.00	5.05	1.00%
Ariel International Fund
Investor Class	$1,000.00	$1,038.50	$6.37	$1,018.75	$6.31	1.25%
Institutional Class	1,000.00	1,040.00	5.10	1,020.00	5.05	1.00%
Ariel Global Fund
Investor Class	$1,000.00	$1,041.40	$6.38	$1,018.75	$6.31	1.25%
Institutional Class	1,000.00	1,043.30	5.11	1,020.00	5.05	1.00%

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (183), and divided by the number of days in the current year (366).

72	ARIELINVESTMENTS.COM

Board of trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
James W. Compton Age: 78	Trustee, Chairman of Governance Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 1997; Governance Committee Chair since 2015	Retired President and CEO, Chicago Urban League, 1972 to 2006	Seaway Bank and Trust Company; Commonwealth Edison Company
William C. Dietrich Age: 67	Lead Independent Trustee, Chairman of Executive Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 1986; Lead Independent Trustee and Executive Committee Chair since 2014	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009
Mellody L. Hobson Age: 47	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chairman since 2006	President, Ariel Investments since 2000	DreamWorks Animation SKG, Inc.(Chairman) through August 22, 2016; The Estée Lauder Companies Inc.; Starbucks Corporation
Christopher G. Kennedy Age: 53	Trustee, Chairman of Audit Committee, Member of Management Contracts, Governance and Executive Committees	Indefinite, until successor elected Trustee since 1995; Audit Committee Chair since 2014	Chairman, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder and Chairman,Top Box Foods since 2012	Interface Inc.; Knoll, Inc.
Merrillyn J. Kosier Age: 56	Trustee and Vice President	Indefinite, until successor elected Trustee since 2003; Vice President since 1999	Executive Vice President, Ariel Investments since 1999; Chief Marketing Officer, Mutual Funds since 2007
Kim Y. Lew Age: 50	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2014	Vice President and Chief Investment Officer, Carnegie Corporation of New York since 2016; Vice President and Co-Chief Investment Officer, Carnegie Corporation of New York, 2011-2015
William M. Lewis, Jr. Age: 60	Trustee, Member of Management Contract Committee	Indefinite, until successor elected Trustee since 2007	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd. since 2004
Stephen C. Mills Age: 56	Trustee, Member of Management Contracts Committee	Indefinite, until successor elected Trustee since 2015

General Manager & NBA Alternate Governor, New York Knicks (American professional basketball team based in New York City) since 2013

Chief Executive Officer and Partner of the Athletes and Entertainers Wealth Management Group, LLC (company that helps sports and entertainment stars manage finances and find business opportunities), 2010 to 2013

John W. Rogers, Jr. Age: 58	Trustee	Indefinite, until successor elected Trustee, 1986 to 1993 and since 2000	Founder, Chairman, CEO and Chief Investment Officer, Ariel Investments since 1983; Lead Portfolio Manager, Ariel Fund since 1986; Co-Portfolio Manager, Ariel Appreciation Fund since 2002	Exelon Corporation; McDonald’s Corporation
James M. Williams Age: 68	Trustee, Chairman of Management Contracts Committee, Member of Governance Committee	Indefinite, until successor elected Trustee since 2006; Management Contracts Committee Chair since 2007	Vice President and Chief Investment Officer, J. Paul Getty Trust, since 2002	SEI Mutual Funds
TRUSTEES EMERITUS (no Trustee duties nor responsibilities)
Royce N. Flippin, Jr.
John G. Guffey, Jr.
H. Carl McCall
Bert N. Mitchell, CPA

Note: Number of portfolios in complex overseen by all Trustees is six. Address for all Trustees is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

800.292.7435	73

Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
Mareilé B. Cusack Age: 58	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014; Assistant Secretary, 2008 to 2014	Senior Vice President, Ariel Investments since 2012; General Counsel, Ariel Investments since 2008; Vice President, Ariel Investments, 2007-2012
Wendy D. Fox Age: 54	Chief Compliance Officer and Vice President	Indefinite, until successor elected Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer and Vice President, Ariel Investments, since 2004
Mellody L. Hobson Age: 47	Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chairman since 2006	President, Ariel Investments since 2000	DreamWorks Animation SKG, Inc. (Chairman) through August 22, 2016; The Estée Lauder Companies Inc.; Starbucks Corporation
Merrillyn J. Kosier Age: 56	Trustee and Vice President	Indefinite, until successor elected Trustee since 2003; Vice President since 1999	Executive Vice President, Ariel Investments since 1999; Chief Marketing Officer, Mutual Funds since 2007
James R. Rooney Age: 57	Chief Financial Officer, Vice President and Treasurer	Indefinite, until successor elected Chief Financial Officer, Vice President and Treasurer since 2015	Vice President, Fund Administration, Ariel Investments, since 2015; Vice President, Shareholder Reporting, Fidelity Pricing & Cash Management Services, Fidelity Management, 2007 to 2015

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees and Officers. The SAI is available without charge by calling 800.292.7435 or logging on to our website, arielinvestments.com. Note: Number of portfolios in complex overseen by all Officers is six. Address for all officers is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

74	ARIELINVESTMENTS.COM

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Discovery Fund.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership This index pertains to Ariel Discovery Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

Indexes are unmanaged. An investor cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

800.292.7435	75

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

• arielinvestments.com

• linkedin.com/company/ariel-investments

• twitter.com/ArielFunds

• facebook.com/ArielInvestments

What’s inside

●	Quarterly Update Read investment viewpoints, commentaries and outlooks from our portfolio managers. Find out which stocks or sectors contributed to performance.

●	Investing Overseas Find out more about Rupal Bhansali’s investing strategy by reading her interview in the enclosed AAII article.

●	Ariel Fund at 30 Our patient and disciplined approach has resulted in a rare 30-year track record for Ariel Fund under a single lead portfolio manager. Read more about this significant milestone for the firm in Turtle Talk on page 2.

●	Ariel Hosts “Class of 1986” Manager Reunion Find out more about this exciting event featuring four esteemed portfolio managers from different U.S. equity mutual funds, each with 30 years at the helm.

●	Company Spotlights Read our investment thesis on BOK Financial, Kindred Biosciences, and Tumi Holdings and learn why we believe these companies have intriguing valuations and long-term growth opportunities.

The materials used to produce this report were sourced responsibly. The paper used along with the packaging are all recyclable.

Slow and steady wins the race.	TPI (136,000) ©11/16 AI–03

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions.

During the period covered by this report, various non-material revisions were made to the code of ethics. These revisions were primarily grammatical and for formatting and did not change the substance of any item in the code of ethics that addresses the elements listed in item 2(b) of this Form N-CSR.

A copy of the current code of ethics is available on our web site at www.arielmutualfunds.com and without charge, upon request by calling toll-free 1-800-292-7435.

During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) William C. Dietrich, (2) Christopher G. Kennedy, and (3) Kim Y. Lew.

Item 4. Principal Accountant Fees and Services.

(a)         Audit Fees.  The aggregate Audit Fees of Deloitte & Touche LLP (“Deloitte”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2016 and September 30, 2015, respectively, were $139,000 and $121,000.

(b)         Audit-Related Fees.  The aggregate Audit-Related Fees of Deloitte for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as Audit Fees for the fiscal years ended September 30, 2016 and September 30, 2015, respectively, were $0 and $0.

For the twelve month periods ended September 30, 2016 and September 30, 2015, aggregate Audit-Related Fees billed by Deloitte that were required to be approved by the Audit Committee of the registrant’s Board of Directors (the “Audit Committee”) for audit-related services rendered to the registrant’s investment advisor and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c)         Tax Fees.  The aggregate Tax Fees of Deloitte for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2016 and September 30, 2015, respectively, were $25,900 and $22,500.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

For the twelve month periods ended September 30, 2016 and September 30, 2015, the aggregate Tax Fees billed by Deloitte that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(d)         All Other Fees.  The aggregate Other Fees of Deloitte for all other non-audit services rendered to the registrant for the fiscal years ended September 30, 2016 and September 30, 2015, were $0 and $0.

For the twelve month periods ended September 30, 2016 and September 30, 2015, the aggregate fees in this category billed by Deloitte that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1)    Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)         No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)          Not applicable.

(g)         For the twelve month periods ended September 30, 2016 and September 30, 2015, aggregate non-audit fees billed by Deloitte for services rendered to the registrant were $25,900 and $22,500, respectively.

For the twelve month periods ended September 30, 2016 and September 30, 2015, aggregate non-audit fees billed by Deloitte for services rendered to the Affiliated Services Providers were $0 and $0, respectively.

(h)         The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s second fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)  (1) Code of Ethics – Not applicable. Item 2 requirements satisfied through alternative means.

(a)  (2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)  (3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)

Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: November 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: November 25, 2016

By:	/s/ James R. Rooney
James R. Rooney
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: November 25, 2016